UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Under Rule § 240.14a-12

PDF SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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PDF SOLUTIONS, INC.

2858 De La Cruz Boulevard
Santa Clara, California 95050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2021

Time and Date	3:00 p.m. local time, on Tuesday, June 15, 2021.

Place	PDF Solutions, Inc. corporate headquarters located at 2858 De La Cruz Boulevard, Santa Clara, California 95050

Items of Business

(1)  The election of three members of the Board of Directors to hold office until the first annual meeting of stockholders that is held after December 31, 2023, or until such director’s respective successor is duly elected and qualified.

(2) The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

(3) The approval of the Company's 2021 Employee Stock Purchase Plan.

(4) The approval, by a non-binding advisory vote, of the compensation of our named executive officers disclosed in this Proxy Statement.

(5) To consider such other business as may properly come before the Annual Meeting.

Record Date	You are entitled to vote only if you were a stockholder as of the close of business on April 16, 2021 (the “Record Date”).

Meeting Admission

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e. in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

Voting

Your vote is very important. Whether or not you expect to attend the Annual Meeting in person, please vote your shares as soon as possible. You may vote over the Internet, in person at the annual meeting, by using the toll-free telephone number on your proxy card or voting instruction materials (if you are in Canada, Puerto Rico, or the United States), or by mailing a proxy card or voting instruction card. Please review the instructions on the Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction materials regarding your voting options.

Hosting of the materials	Our proxy statement, proxy card and annual report to stockholders for the year ended December 31, 2020, are available at https://www.pdf.com/proxy-materials.

On behalf of our Board of Directors, thank you for your participation in this important annual process.

By Order of the Board of Directors,

PETER COHN
Secretary

Santa Clara, California

April 28, 2020

PDF SOLUTIONS, INC.

2858 De La Cruz Boulevard
Santa Clara, California 95050

PROXY STATEMENT

FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2021

Our Board is soliciting proxies for our 2021 annual meeting of stockholders. This proxy statement (“Proxy Statement”) contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Board set April 16, 2021, as the record date for the Annual Meeting (the “Record Date”). Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Annual Meeting, with each outstanding share entitled to one vote. A list of stockholders as of that date will be available for inspection during ordinary business hours at our principal executive offices at 2858 De La Cruz Boulevard, Santa Clara, California 95050 beginning 10 days before the Annual Meeting. On the Record Date, there were 36,929,776 shares of our common stock, $0.00015 par value, outstanding.

In this Proxy Statement:

●	“We,” “us,” “our,” “PDF,” “PDF Solutions,” and the “Company” refer to PDF Solutions, Inc.;
●	“Annual Meeting” means our 2021 annual meeting of stockholders;
●	“Board” or “Board of Directors” means our Board of Directors; and
●	“SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Annual Meeting.

Internet Availability of Proxy Materials

We are furnishing proxy materials to our stockholders primarily via the Internet. On or about May 6, 2021, we mailed our stockholders on the Record Date, a Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review all of the important information contained in our proxy materials, including our Proxy Statement and our 2020 Annual Report to Stockholders. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose.

Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the annual meeting and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice.

Time and Place of the Meeting

The Annual Meeting is being held on Tuesday, June 15, 2021, at 3:00 p.m. local time, at the Company’s headquarters located at 2858 De La Cruz Boulevard, Santa Clara, California 95050. All stockholders of record who owned shares of our stock as of the Record Date may attend the Annual Meeting in person.  COVID-19 safety precautions will be implemented at the Annual Meeting and all attendees are expected to comply with them, and any applicable local requirements and procedures.

Purpose of the Proxy Materials

You are receiving proxy materials from us because you owned shares of our common stock on the Record Date. This Proxy Statement describes matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

If you are a stockholder and submit a signed proxy card, you are appointing Dr. John K. Kibarian, our Chief Executive Officer and President, and Adnan Raza, our Executive Vice President, Finance and Chief Financial Officer, as proxies and attorneys-in-fact to represent you at the Annual Meeting. Dr. Kibarian and/or Mr. Raza will vote your shares at the Annual Meeting as you have instructed them. Your shares will be voted whether or not you attend the Annual Meeting.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting, it is a good idea to vote in advance of the Annual Meeting, just in case your plans change and you are unable to attend the Annual Meeting.

Proposals to be Voted on at the Annual Meeting

You are being asked to vote on the following:

(1)

To elect three members of the Board of Directors to hold office until the first annual meeting of stockholders that is held after December 31, 2023, or until such director’s respective successor is duly elected and qualified.

(2)	To ratify the appointment BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
(3)	To approve the Company’s 2021 Employee Stock Purchase Plan.
(4)	To approve, by a non-binding advisory vote, the compensation of our named executive officers disclosed in this Proxy Statement.
(5)	To take action on any other business as may properly come before the 2021 Annual Meeting or any adjournments or postponements thereof.

The Board recommends a vote FOR the director nominees and FOR Proposals 2, 3, and 4.

Voting Procedures

You may vote by Internet

If you are a stockholder of record, you may submit your proxy by Internet by following the instructions on the Notice or your proxy card and by following the voting instructions on the website.

If you hold your shares in street name, please check the Notice or the voting instructions provided by your broker, trustee or nominee for Internet voting availability and instructions. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are not in your name.

You may vote by telephone

If you are a stockholder of record and live in the United States, Puerto Rico, or Canada, you may submit your proxy by following the “Vote-by-Telephone” instructions on the proxy card or the Notice.

If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.

You may vote by mail

If you requested and received paper copies of our proxy materials and you are a stockholder of record, and elect to vote by mail, please indicate your preferences on the proxy card, date and sign your proxy card and return it in the postage-prepaid and addressed envelope that was enclosed with your proxy materials. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. Note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet and how to request paper copies of the proxy materials.

If you hold your shares in street name, you may vote by mail by completing, signing and dating the voting instruction card provided by your broker, trustee or nominee and mailing it in the accompanying postage-prepaid and addressed envelope.

You may vote in person at the Annual Meeting

We will pass out written ballots to any stockholder of record who attends the Annual Meeting in person and requests to vote in person.

If you hold your shares in street name and you wish to vote at the Annual Meeting, you must notify your broker, bank or other nominee and obtain a legal proxy to vote your shares at the Annual Meeting.

You may revoke your proxy

If you are the stockholder of record and you change your mind after you have submitted your proxy via the Internet or by telephone or returned your proxy card, you may revoke your proxy at any time before the polls close at the Annual Meeting. You may revoke your proxy by:

●	entering a new vote via the Internet, by telephone or by signing and returning another proxy card at a later date, but before the polls close at the Annual Meeting;
●	providing written notice of the revocation before the Annual Meeting to us at PDF Solutions, Inc., Attention: Corporate Secretary, 2858 De La Cruz Boulevard, Santa Clara, California, 95050; or
●	voting in person at the Annual Meeting.

If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Proxy Solicitation

Solicitation of proxies may be made by means of personal calls to, or telephonic, facsimile or electronic communications with, stockholders or their personal representatives by our directors, officers and employees. Our directors, officers and employees will not receive additional remuneration. We will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our common stock.

Multiple Proxy Cards

If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards that you have received to ensure that all of your shares are voted.

Quorum Requirement

Shares are counted as “present” at the Annual Meeting if the stockholder either:

●	votes in person at the Annual Meeting; or
●	properly voted via the Internet or by telephone, or submitted a proxy card in the mail (or someone has submitted a card on the stockholder’s behalf).

The presence (either in person or by proxy) of a majority of our outstanding shares constitutes the quorum required for holding the Annual Meeting and conducting business.

Consequences of Not Voting; Broker Non-Votes

If your shares are held in your name, you must vote via the Internet or by telephone, submit a proxy card in the mail, or attend the Annual Meeting in person, in order to vote on the proposals.

If your shares are held in “street name” and you do not vote via the Internet or by telephone, or return your voting instruction card in the mail, your stockbroker may either:

●	vote your shares on routine matters; or
●	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of directors or a proposal submitted by a stockholder). The term “broker non-vote” refers to shares that are held of record by a broker for the benefit of the broker’s clients but that are not voted at the Annual Meeting by the broker on non-routine matters because the broker did not receive instructions from the broker’s clients on how to vote the shares and, therefore, was prohibited from voting the shares. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Because the election of directors requires a majority of the votes cast with respect to a particular director’s election, broker non-votes will not affect the election of directors. Broker non-votes will also not affect, the approval of the Company's 2021 Employee Stock Purchase Plan and the non-binding advisory vote on our executive compensation for which approval requires the majority of the votes cast. We encourage you to provide specific instructions to your stockbroker by voting via the Internet or by telephone, or returning your voting instruction card. This ensures that your shares will be properly voted at the Annual Meeting.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions are not counted as a vote cast. Accordingly, abstentions will have no effect on the election of directors or the other proposals for which approval requires the majority of the votes cast.

Required Vote For Each of the Proposals

Assuming a quorum of stockholders is represented either in person or by proxy at the Annual Meeting:

●

Each director shall be elected by the vote of a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” such director’s election (with “abstentions” and “broker non-votes” not counting as either a vote cast “for” or “against” such director’s election).

●

Approval of the ratification of the appointment of the independent registered public accounting firm, the Company's 2021 Employee Stock Purchase Plan, and the non-binding advisory vote on our executive compensation, each requires a majority of votes cast. The vote on approval of our executive compensation is non-binding on the Company and the Board. However, the Compensation and Human Capital Management Committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

Tabulation of the Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of Computershare, our transfer agent, and delivered to Rochelle Woodward, our General Counsel. Ms. Woodward will act as the Inspector of Elections at the Annual Meeting. The Inspector of Elections also has the responsibility of determining whether a quorum is present at the Annual Meeting.

Those shares represented by votes cast via the Internet or by telephone, or represented by proxy cards received, marked, dated, and signed, and in each case, not revoked, will be voted at the Annual Meeting. If a stockholder submits proxy voting instructions with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If a stockholder of record submits a proxy card but does not direct how to vote on a particular matter, the individuals named as proxy holders will vote the stockholder’s shares as follows:

FOR

the director nominees, and

FOR

Proposals 2, 3, and 4, and in any manner that the proxy holders deem desirable for any other matters that come before the Annual Meeting.

Broker non-votes will count as present for purposes of a quorum, but will not be considered as voting with respect to any matter for which the broker does not have voting authority, including the election of directors and Proposals 3 and 4.

We believe that the procedures to be used by the Inspector of Elections to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication of Voting Results

We will announce preliminary voting results at the Annual Meeting. We will publish the preliminary, or if available, final, voting results in a Current Report on Form 8-K to be filed with the SEC on or before the fourth business day following the date of our Annual Meeting. If not published in an earlier Current Report on Form 8-K, we will publish the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the final voting results are known. You may obtain a copy free of charge from our Internet website at www.pdf.com, by contacting our Investor Relations Department at (408) 938-6491, or through the online EDGAR system at www.sec.gov.

Other Business

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the Annual Meeting and if you are a stockholder of record and submit your signed proxy card, you are giving authority to Dr. Kibarian and Mr. Raza to vote on such matters at their discretion.

Proposals for Next Year’s Annual Meeting

To have your proposal included in the proxy statement for the 2022 annual meeting of stockholders, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, you must submit your proposal in writing by the date that is 120 calendar days before the anniversary of the date that this year’s proxy statement is released to stockholders. Thus, assuming that this Proxy Statement is released to stockholders on or about May 6, 2021, your proposal for the 2022 annual meeting of stockholders should arrive at the Company’s office by January 6, 2022. Your proposal should be addressed to us at PDF Solutions, Inc., Attention: Secretary, 2858 De La Cruz Blvd., Santa Clara, California 95050.

In addition, our Bylaws provide that in order to nominate one or more potential candidates for election to the Board of Directors or to bring other business before the annual meeting, a stockholder must provide timely written notice to our Secretary at the address listed above not less than 90 days and no more than 120 days prior to the one-year anniversary date of this year’s meeting, which will be June 15, 2022 (the “Anniversary Date”), which means any such proposal would need to be delivered or mailed to us between February 15, and March 17, 2022. However, our Bylaws also provide that if the date of the annual meeting of stockholders is more than 30 days prior to, or more than 60 days after the Anniversary Date, and less than 60 days’ notice of the date of the meeting is given to stockholders, to be timely received the proposal must be received from the stockholder not later than the close of business on the 10th day following the date the meeting date was first publicly announced. If you do not provide timely notice, then management has the sole discretion to present the proposal at the meeting, and the proxies for the 2022 annual meeting of stockholders will confer discretion on the management proxy holders to vote for or against your proposal at their discretion. In the case of nominations to the Board of Directors, such written notice must include certain information about the potential candidate(s) as specified in our Bylaws, and such notice must be accompanied by a completed and signed director questionnaire. In the case of any other business that you propose to bring before the meeting, such written notice must include certain information about such business and certain information about the stockholder and the beneficial owner, if any, on whose behalf the proposal is being made. Please refer to Section 2.5 of our Bylaws for more information.

Additionally, a stockholder, or a group of up to 20 stockholders, owning at least 5% of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in our proxy statement for the 2022 annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the board, subject to the requirements specified in our Bylaws. This can be done by providing written notice on Schedule 14N as well as certain other documents and information, as detailed in our Bylaws, to our Secretary at the address listed above not less than 120 days nor more than 150 days before the anniversary of the date that the Company released its proxy statement for the prior year’s annual meeting of stockholders, which for the 2022 Annual Meeting of Stockholders will be no earlier than December 7, 2021 and no later than January 6, 2022. Please refer to Section 2.6 of our Bylaws for more information.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 15, 2021:
Our proxy materials including our Proxy Statement, 2020 Annual Report on Form 10-K, and proxy card are available on the Internet and may be viewed and printed, free of charge, at https://www.pdf.com/proxy-materials.

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS

The Board of Directors, upon recommendation from the Nominating and Corporate Governance Committee of the Board of Directors, has nominated three candidates for election to the Board this year as Class II directors, Kimon W. Michaels, Ph.D., Gerald Z. Yin, Ph.D., and Ms. Shuo Zhang. Detailed information about each nominee is provided below.

Nominees for Class II Directors

The Company’s Bylaws provide that the number of directors shall be established by the Board or the stockholders of the Company. The Company’s amended and restated certificate of incorporation provides that the directors shall be divided into three classes, with each class serving for staggered, three-year terms and one class being elected at each year’s annual meeting of stockholders. The Board has set the number of Directors at eight, currently consisting of two Class I directors, three Class II directors and three Class III directors.

The Class II directors elected at the Annual Meeting will hold office until the first annual meeting that is held after the year ending December 31, 2023, or until each such director’s successor has been duly elected and qualified. The terms of the Class I and Class III directors will expire at the annual meeting of stockholders next following the years ending December 31, 2022, and December 31, 2021, respectively. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominee named below. In the event that the Company’s nominee becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill such vacancy. It is not expected that the nominee listed below will be unable or will decline to serve as a director. The Class II nominees listed below are Drs. Michaels and Yin, and Ms. Zhang, each of whom presently serves as a director of the Company.  Each of these nominees has consented to serve a three-year term.

The certain individual experience, qualifications, attributes and skills of the below named directors that led the Board to conclude that Drs. Michaels and Yin, and Ms. Zhang should be re-nominated as directors are described in each nominee’s biography below. The information below was provided by the nominee and the continuing Class I and Class III directors with unexpired terms. There is no family relationship between the continuing directors, executive officers, and the Class II nominees.

Nominees for Class II Directors:

Kimon W. Michaels, Ph.D.

Age	55

Director Since, Class	1995, Class II

Business Experience and Education

Dr. Michaels, one of our founders, has served as our Vice President, Products and Solutions since July 2010, and was designated an Executive Vice President in February 2019. Dr. Michaels served as our Vice President, Design for Manufacturability from June 2007 through June 2010. Prior to that, Dr. Michaels served as our Vice President, Field Operations for Manufacturing Process Solutions from January 2006 through May 2007. From March 1993 through December 2005, he served in various vice-presidential capacities at PDF. He also served as Chief Financial Officer from November 1995 to July 1998. Dr. Michaels received a B.S. in Electrical Engineering, an M.S. E.C.E. and a Ph.D. E.C.E. from Carnegie Mellon University.

Board Committee Memberships	None

Qualifications & Attributes

Dr. Michaels provides the Board with unique insight regarding Company-wide issues as an executive officer of the Company, who has served in various leadership capacities and levels of operations, and as a co-founder of the Company. This experience provides the Board with invaluable insight into Company operations.

Dr. Gerald Z. Yin

Age	77

Director Since, Class	2018, Class II

Business Experience and Education

Dr. Gerald (Zheyao) Yin is currently Chairman and Chief Executive Officer of Advanced Micro-Fabrication Equipment Inc. (AMEC). Dr. Yin also currently serves on the Board of Directors of PDF Solutions Semiconductor Technology (Shanghai) Company Ltd., a wholly-owned subsidiary of PDF Solutions, Inc. Prior to founding AMEC, from 1991 to 2004, Dr. Yin held a variety of executive positions at Applied Materials, including Vice President of Asia Sourcing and Procurement and Chief Technology Officer of Applied Materials Asia. From 1986 to 1991, he led the Etch technology development and introduction initiatives for several key products at Lam Research. Before that, he served in central technology development at Intel Corporation from 1984 to 1986. Dr. Yin received his B.S. in chemical physics from the University of Science and Technology, China. He pursued graduate studies at Beijing University, Department of Chemistry, and received a Ph.D. in physical chemistry from the University of California, Los Angeles.

Board Committee Memberships	Member of the Nominating and Corporate Governance Committee

Qualifications & Attributes

Dr. Yin served as a research group leader at the Chinese Academy of Sciences, where he received two national science team awards. He holds 86 U.S. patents and more than 200 foreign patents. Dr. Yin’s more than 34 years of product development and executive management experience in the semiconductor equipment industry, combined with his experience as chairman of the board of directors of AMEC and his various leadership roles in semiconductor companies, enables him to provide valuable strategic input to the Company.

Shuo Zhang

Age	56

Director Since, Class	2019, Class II

Business Experience and Education

Ms. Zhang has served as Chief Executive Officer and General Partner of Renascia Partners LLC since September 2015. She also currently serves on the boards of directors of several public and private companies, including S.O.I.TEC Silicon on Insulator Technologies SA, Telink Semiconductor, Grid Dynamics Holdings, and Emerge Acquisition Corp. She is also actively involved with private venture capital firms in the Silicon Valley. From December 2007 to September 2015, Ms. Zhang served in various senior management capacities at Cypress Semiconductor, including corporate development, general management and worldwide mobile sales. Prior to Cypress, Ms. Zhang served in many different product, marketing and sales management roles at Silicon Light Machines, Agilent Technologies, Altera Corporation, and LSI Corporation. Ms. Zhang holds a B.S. in electrical engineering from Zhejiang University and a M.S. in material science and mechanics from Penn State University.

Board Committee Memberships	Member of the Compensation and Human Capital Management Committee

Qualifications & Attributes

Ms. Zhang brings a wide range of relevant experience and expertise in the semiconductor and test industries that is invaluable to the Company’s evolutions to the leading provider of big data solutions for the semiconductor and electronics markets.  The Company greatly benefits from her impressive executive track record in sales, marketing, and international mergers and acquisitions, and from her insights and business acumen.

Continuing Class I Directors:

Joseph R. Bronson

Age	72

Director Since, Class; Leadership	2014, Class I; Lead Independent Director

Business Experience and Education

Mr. Bronson is currently Principal and Chief Executive Officer of The Bronson Group, LLC, which provides financial and operational consulting services, and is a Managing Director and Strategic Advisor to Cowen & Co., a New York City based investment bank. He also serves on the boards of directors of Maxim Integrated Products, Inc., an analog semiconductor company. In January 2021, Mr. Bronson retired from his position on the board of directors of Jacobs Engineering Group Inc., a provider of technical, professional and construction services, where he served as Director for 17 years. Prior to his affiliation at Cowen & Co., from May 2011 to March 2014, he was affiliated with GCA Savvian, LLC, as an Advisory Director. From January 2009 to March 2010, Mr. Bronson served as the Chief Executive Officer of Silicon Valley Technology Corporation, a private company that provides technical services to the semiconductor and solar industries. Prior to that, from August 2007 to October 2008, Mr. Bronson served as President and Chief Operating Officer of Sanmina-SCI, a worldwide contract manufacturer, and also served on Sanmina-SCI's board of directors from August 2007 to January 2009. Prior to that, Mr. Bronson served as President and Co-Chief Executive Officer of FormFactor, Inc. from November 2004 to February 2007. Mr. Bronson also served as a senior executive at Applied Materials, Inc. from 1984 through 2004, including as the Chief Financial Officer from 1998 to 2004. Mr. Bronson holds a B.S. in accounting from Fairfield University and an M.B.A. in financial management from The University of Connecticut.

Board Committee Memberships	Chair of the Audit and Nominating and Corporate Governance Committees

Qualifications & Attributes

Mr. Bronson has extensive experience in finance and operations through positions he has held with various companies, including three years as President and Co-Chief Executive Officer of FormFactor, Inc., a manufacturer of advanced semiconductor wafer probe cards, between 2004 and 2007 and 21 years at Applied Materials in senior level operations management, concluding with the positions of Executive Vice President and Chief Financial Officer. Mr. Bronson is also a Certified Public Accountant in the State of New York, a member of the American Institute of Certified Public Accountants and a Series 7 and Series 63 Investment Advisor registered at FINRA. The Board has determined that Mr. Bronson is an “audit committee financial expert” based on his knowledge and understanding of generally accepted accounting principles and financial statements, his experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues relevant to those of the Company, and his understanding of internal control over financial reporting. This financial experience is beneficial to the Company and combined with Mr. Bronson’s extensive knowledge of the industry and operations, enables him to provide valuable strategic input to the Company.

Marco Iansiti

Age	59

Director Since, Class	2016, Class I

Business Experience and Education

Professor Marco Iansiti currently serves as the David Sarnoff Professor of Business Administration and heads the Technology and Operations Management Unit and the Digital Initiative at Harvard Business School. Professor Iansiti is also currently the chairman of the board of directors of Keystone Strategy Inc., a consulting firm he co-founded, and a member of the board of directors at Module Q, a private personal resource management application. Previously, from April 2014 through November 2016, he was a member of the board of directors of AltX, a private data platform and marketplace for alternative investments, and from May 2011 to March 2012, Professor Iansiti was a member of the board of directors of Leonardo-Finmeccanica SpA, a global high-tech company in the aerospace, defense, and security sectors, which is publicly listed in Italy. He holds an A.B. and Ph.D. in Physics from Harvard University.

Board Committee Memberships	Chair of the Compensation and Human Capital Management Committee and member of the Nominating and Corporate Governance Committee

Qualifications & Attributes

Professor Iansiti has taught at the Harvard Business School for twenty-seven years and consulted on strategy, business models, and innovation processes at such global companies as Microsoft, Facebook, IBM, Hewlett Packard, AT&T, Dell, and Amazon, among many others. His broad experience advising worldwide companies and deep experience in strategy, business models, and technology, including big data analytics, is especially beneficial to the Company as it continues to develop new products and solutions for electrical characterization in expanded markets.

Continuing Class III Director:

Nancy Erba

Age	54

Director Since, Class	2019, Class III

Business Experience and Education

Ms. Erba has served as Chief Financial Officer of Infinera Corporation since August 2019. She previously served as Chief Financial Officer at Immersion Corporation, a provider of touch feedback technology known as haptics, from September 2016 to March 2019. Prior to that, from November 2003 to October 2015, she served in various capacities at Seagate Technology, a provider of storage solutions, including Vice President of Finance, Corporate Financial Planning and Analysis, Division Chief Financial Officer, Vice President of Business Operations and Vice President of Corporate Development. The Board as determined she is an “audit committee financial expert” based on her knowledge and understanding of generally accepted accounting principles and financial statements, her experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues relevant to those of the Company, and her understanding of internal control over financial reporting. Ms. Erba received her B.S. Degree in mathematics from Smith College and an M.B.A. from Baylor University

Board Committee Memberships	Member of the Audit Committee

Qualifications & Attributes

Ms. Erba has an impressive track record of success in building and leading best in class finance, business operations, and corporate development organizations throughout her career, and provides the Board with valuable oversight, direction and strategic input.

Michael B. Gustafson

Age	54

Director Since, Class	2018, Class III

Business Experience and Education

Mr. Gustafson has been Executive Chairman and a member of the Board of Directors of Druva, Inc., a cloud data protection and management company since April 2016. He is also the sole member of Carve Your Destiny, LLC, a consulting company, and a member of the Board of Directors of Everspin Technologies, Inc. a Nasdaq-listed memory solutions company, Matterport, Inc., an immersive 3D media company mapping digital twins in the physical world, Reltio Inc., a cloud-based master data management company, and Pavilion Data Systems, a highly parallel data platform serving today’s most demanding applications. From October 2013 to February 2016, he served as Senior Vice President at Western Digital Corporation. Prior to that, he served as Chief Executive Officer and Chairman of Virident Systems, Inc., Senior Vice President and General Manager of File & Content Business at Hitachi Data Systems, Chief Executive Officer and Board Member of BlueArc Corporation, and various executive roles at McData Corporation, and was with International Business Machines Corporation early in his career. Mr. Gustafson received his B.S. in Business Administration from Washington University in St. Louis.

Board Committee Memberships	Member of the Audit and the Compensation and Human Capital Management Committees

Qualifications & Attributes

Mr. Gustafson’s more than 25 years as a successful leader of multiple technology companies and teams, including public and private, across infrastructure and software offerings make him a valuable advisor to the Company.

John Kibarian, Ph.D.

Age	57

Director Since, Class	1992, Class III

Business Experience and Education

Dr. Kibarian is one of our founders and has served as our President since November 1991 and our Chief Executive Officer since July 2000. Dr. Kibarian received a B.S. in Electrical Engineering, an M.S. E.C.E. and a Ph.D. E.C.E. from Carnegie Mellon University.

Board Committee Memberships	None

Qualifications & Attributes

Being a leader of the Company since its founding, Dr. Kibarian brings to our Board an extraordinary understanding of our Company’s business, history and organization. Dr. Kibarian’s training and education as an engineer, together with his day-to-day leadership and intimate knowledge of our business and operations, helps the Board in developing and executing the Company’s long-term strategy.

Vote Required

If a quorum is present at the Annual Meeting, each nominee will only be elected as a Class II director for the three-year term following the Annual Meeting if she or he receives a majority of the votes cast at the Annual Meeting with respect to her or his election. Unless instructed otherwise, proxies received will be voted FOR the election of the nominees.

Recommendation of the Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ELECTION OF THE

CLASS II DIRECTOR NOMINEES INDICATED ABOVE.

MEETINGS OF THE BOARD OF DIRECTORS AND ATTENDANCE

Board Meetings in 2020	14

Board Committees	Audit
Compensation and Human Capital Management
Nominating and Corporate Governance

Total Committee Meetings in 2020	13 (the number of meetings held by each committee is set forth below)

Director Attendance in 2020

All of our Board members, other than Dr. Yin, attended 75% or more of the meetings of the Board and the committees on which they each served, held during the period for which they served as directors or committee members. Seven of our directors attended our 2020 annual meeting of stockholders either in person or by telephone.

BOARD COMMITTEES

The following table provides additional information regarding the committees of our Board of Directors during 2020:

Name of Committee and Members	Charter and Principal Functions of the Committee	Number of Meetings in 2020
Audit Mr. Bronson (Chair) Ms. Erba Mr. Gustafson	• Committee charter posted at http://www.pdf.com/ir-governance. • Recommends the engagement of the independent registered public accounting firm. • Monitors the effectiveness of our internal and external audit efforts. • Monitors and assesses the effectiveness of our financial and accounting organization and the quality of our system of internal accounting controls. • Oversees the Company’s information security functions on behalf of the Board.	5
Compensation and Human Capital Management Committee Prof. Iansiti (Chair) Mr. Gustafson Ms. Zhang	• Committee charter posted at http://www.pdf.com/ir-governance. • Establishes and administers our policies regarding annual executive compensation, including salaries, cash incentives, and long-term equity incentives. • Assists with the administration of our stock incentive and purchase plans. • Makes recommendations to Board on non-employee director compensation. • Oversees the Company’s human capital management function on behalf of the Board.	8
Nominating and Corporate Governance Committee Mr. Bronson (Chair) Prof. Iansiti Dr. Yin	• Committee charter posted at http://www.pdf.com/ir-governance. • Identifies, reviews and evaluates candidates to serve as directors. • Makes other recommendations to the Board regarding affairs related to the directors of the Company. • Oversees the Company’s corporate governance functions on behalf of the Board. • Reviews and evaluates the Company’s programs, policies, practices and disclosures relating to social and environmental issues.	0

In addition to the Board and committee meetings noted above, the Board and certain of the committees also acted by unanimous written consent in the conduct of its business.

COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE

As summarized above, and as more fully set forth in the charter to the Compensation and Human Capital Management Committee approved by the Company’s Board of Directors, the Compensation and Human Capital Management Committee has the authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee also oversees the development, implementation, and effectiveness of the Company’s policies and strategies relating to human capital management, including, but not limited to, policies and strategies regarding recruiting, selection, career development and progression, and diversity and employment practices. The Committee will also periodically review and make recommendations to the Board as to compensation for the non-employee directors of the Board. We have included a more detailed discussion of the Company’s executive compensation program, its objectives and the process we undergo to set and review our compensation determinations starting on page 26 of this Proxy Statement. In addition, page 14 of this Proxy Statement includes the Committee’s risk management review of the Company’s compensation policies and practices in fiscal year 2020 under the heading “Risk Assessment of Compensation Policies.” Each member of the Compensation and Human Capital Management Committee is an independent director under applicable Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 as amended (the “Exchange Act”).

The Compensation and Human Capital Management Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer as well as to its other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) and “officers” (as defined in Rule 16a-1(f) under the Exchange Act) of the Company (“Other Executive Officers”), and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons in a manner consistent with its determinations. Except as set forth below, the Committee retains and does not delegate any of its power to determine matters of executive and director compensation, although it may from time to time delegate its authority on the matters with regards to non-officer employees and consultants of the Company to our Chief Executive Officer and other appropriate Company supervisory personnel.

The Compensation and Human Capital Management Committee also has authority to select, engage, compensate and terminate compensation consultants, legal counsel and other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. In 2020, the Compensation and Human Capital Management Committee did not retain any such consultants.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE EVALUATION OF BOARD NOMINEES

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If any member of the Board does not wish to continue in service, if the Board decides not to re-nominate a member for re-election or if the Board decides to increase the size of the Board, the Committee identifies the desired skills and experience of a new nominee in light of the philosophy explained below. Current members of the Nominating and Corporate Governance Committee are polled for suggestions as to individuals meeting the philosophy of the Committee and the Committee has the authority to select, engage, compensate, and terminate such third-party search firms, legal counsel, and other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. In 2019, Ms. Zhang was initially recommended by Mr. Bronson and then reviewed and recommended by a third-party search firm, Egon Zehnder International, Inc. engaged by the Committee.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee or if it has received a recommendation from a stockholder, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Committee concerning the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Committee then evaluates the prospective nominee, taking into account the following:

●	the independence of the proposed director within the meaning of the listing standards of The Nasdaq Stock Market;

●	diversity of experience and background of the proposed director, including the need for financial, business, academic, public sector or other expertise on our Board of Directors or its committees; and

●	current composition of the Board, including with respect to skills and qualifications, the balance of management and independent directors, and ties to underrepresented communities.

The Nominating and Corporate Governance Committee identified increasing diversity at the Board level as an essential element in supporting the attainment of our strategic objectives and its sustainable development. Accordingly, in February, 2019, the Board adopted a diversity policy, pursuant to which the Board is committed to actively seeking highly-qualified individuals from minority groups to include in the pool from which new candidates are selected. All candidates will be identified based on merit and suitability and considered against appropriate criteria, having due regard for the benefits of diversity on the Board.

In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the Committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees.

The Nominating and Corporate Governance Committee is also responsible for periodically overseeing an evaluation of the Company's corporate governance practices and procedures, and reviewing and recommending to the Board for approval any changes to the Company's corporate governance framework. The Committee is also tasked with evaluating the Company’s programs, policies, practices, and disclosures relating to social and environmental issues and impact to support the sustainable growth of the Company's businesses.

Stockholders may send any recommendations for director nominees or other communications to the Board or any individual director at the following address:

Board of Directors (or Nominating and Corporate Governance Committee, or name of individual director)

PDF Solutions, Inc.

Attention: Secretary

2858 De La Cruz Blvd.

Santa Clara, California 95050

See “Proposals for Next Year’s Annual Meeting” on page 5 for information on how to recommend or nominate one or more potential candidates for election to the Board of Directors.

DIRECTOR INDEPENDENCE

The Company has adopted standards for director independence in accordance with Nasdaq Listing Rules and SEC rules. An “independent director” means a person, other than an officer or employee of the Company or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent, the Board must affirmatively determine that neither the director nor an immediate family member has had any direct or indirect material relationship with the Company within the last three years.

The Board considered the relationships, transactions or arrangements with each of the directors discussed in “Certain Relationships and Related Transactions,” in this Proxy Statement and concluded that none of the current non-employee directors has any relationships with the Company that would impair his independence. The Board has determined that each member of the Board, other than Drs. Kibarian and Michaels, is an independent director under applicable Nasdaq Listing Rules and SEC rules. Drs. Kibarian and Michaels did not meet the independence standards because they are employees of the Company.

The Board has determined that:

●	all directors who serve on the Audit, Compensation and Human Capital management, and Nominating and Corporate Governance Committees are independent under the Nasdaq Listing Rules and SEC rules; and

●	all members of the Audit Committee meet the additional independence requirement and they do not directly or indirectly receive compensation from the Company other than their compensation as directors.

The independent directors meet regularly in executive sessions without the presence of the non-independent directors or members of the Company’s management, and in any event, not less than twice per year during regularly scheduled Board meeting days and from time to time as they deem necessary or appropriate.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership Structure

The Company’s Amended and Restated Bylaws, as adopted by the Board of Directors in April 2019 and approved by the stockholders in June 2020 (the “Bylaws”), provide for a Chairperson of the Board or, if vacant, a Lead Independent Director.

The Bylaws require that the Chairperson position be held by a separate individual from the Chief Executive Officer. Further, no employee may hold the Chairperson position. The Board believes the separation of the Chief Executive Officer and the Chairperson position enhances the Board’s oversight of, and independence from, Company management, the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders, and our overall corporate governance compared to a combined Chairman/Chief Executive Officer leadership structure. Under the Bylaws, the Chairperson of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The position of Chairperson of the Board of Directors has been vacant since May 2018.

In January 2019, the independent directors unanimously elected Mr. Joseph Bronson to the role of Lead Independent Director. Mr. Bronson has been a director of the Company since May 2014. He currently is Chair of both the Audit and Nominating and Corporate Governance Committees of the Board. Under the Bylaws, in the absence of a Chairperson, the Lead Independent Director may exercise all the rights and powers granted to the Chairperson of the Board. The Lead Independent Director’s primary responsibilities are set forth in the Lead Independent Director Charter and include presiding at executive sessions of the independent directors; calling meetings of the independent directors, as appropriate; serving as liaison between the independent directors and/or the Chief Executive Officer and between the independent directors and senior management; and approving meeting agendas for the Board. The establishment of a Lead Independent Director with robust function, authority and responsibilities reflects the Board’s commitment to strong corporate governance.

Board Role in Risk Oversight

The Board of Directors plays a significant role in providing oversight of the Company’s management of risk. Senior management has responsibility for the management of risk and reports to the Board regularly with respect to its ongoing enterprise risk management efforts. Because responsibility for the oversight of elements of the Company’s enterprise risk management extends to various committees of the Board, the Board has determined that it, rather than any one of its committees, should retain the primary oversight role for risk management. In exercising its oversight of risk management, the Board has delegated to the Audit Committee primary responsibility for the oversight of risk related to the Company’s financial statements and processes and responsibility for the oversight of risk related to the Company’s information security practices. The Board has delegated to the Compensation and Human Capital Management Committee primary responsibility for the oversight of risk related to (1) the Company’s compensation policies and practices and (2) administering the Company’s equity compensation plans. The Board has delegated to the Nominating and Corporate Governance Committee primary responsibility for the oversight of risk related to the Company’s corporate governance and social and environmental practices. Each committee reports regularly to the Board with respect to such committee’s particular risk oversight responsibilities.

RISK ASSESSMENT OF COMPENSATION POLICIES

The Compensation and Human Capital Management Committee, with the assistance of management, conducted a risk assessment of the Company’s compensation policies and practices in 2020 and concluded that they do not motivate imprudent risk taking. In this regard, the Company notes that:

●	the Company’s annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards Company goals;
●	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;
●	the Company’s long-term incentives do not drive high-risk investments at the expense of long-term Company value;
●	the Company’s compensation programs are weighted towards cash, and the equity component does not promote unnecessary risk taking; and
●

the Company’s compensation is limited to reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. Based on this assessment, the Committee concluded that the Company’s compensation policies and practices do not create risks that are likely to have a material adverse effect on the Company.

CORPORATE GOVERNANCE POLICES

The Company provides information on its website about its corporate governance policies, including the Company’s Code of Ethics, which applies to all employees, officers and directors, including the Company’s principal executive officer and principal financial officer, charters for the three standing committees of the Board (Audit, Compensation and Human Capital Management, and Nominating and Corporate Governance) and the Lead Independent Director Charter. The Board also adopted the following governance policies: Diversity Policy, Corporate Governance Board Guidelines, Director Confidentiality Policy, and Director Disclosure Policy. These materials can be found at www.pdf.com under the “Governance” link on the “Investor” tab. The Company’s website address provided is not intended to function as a hyperlink, and the information on the Company’s website is not, and should not be considered, part of this Proxy Statement and is not incorporated by reference herein.

Investors may also request free printed copies of the Code of Ethics and committee charters by sending inquiries to us at PDF Solutions, Inc., Attention: Investor Relations, 2858 De La Cruz Blvd., Santa Clara, California 95050.

The Company’s policies and practices reflect corporate governance initiatives that are compliant with the Nasdaq continued listing requirements and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

●	a majority of the Board are independent as defined in the Nasdaq Listing Rule 5605(a)(2);
●

all members of the standing committees of the Board (the Audit Committee, the Compensation and Human Capital Management Committee and the Nominating and Corporate Governance Committee) are independent as the term is defined under the Nasdaq Listing Rules;

●	the independent members of the Board meet at least twice per year in execution sessions without the presence of management;
●

the Company has an ethics hotline available to all employees, and the Company’s Nominating and Corporate Governance Committee has procedures for the anonymous submission of employee complaints on accounting, internal controls, auditing or other related matters; and

●

the Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer and all members of its finance department, including the principal financial officer and principal accounting officer, as well as to members of the Board.

ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG) INITIATIVES

Our Board of Directors is sponsoring an effort to improve our environmental, social, and governance (ESG) strategy, which is currently being overseen by the Nominating and Corporate Governance Committee. This includes work by a cross-functional ESG team of Company leaders representing operations, human resources, supply chain, regulatory compliance, finance, marketing communications, investor relations, facilities, and the legal department. As a result of the ESG team’s work, we have formalized our Company values as follows:

Integrity:		Team
●	Uphold the Highest Ethical Standards	●	Treat Everyone with Respect
	in everything we do	●	Encourage Open and Vibrant Communications
●	Keep Our Commitments	●	Promote Creative Solutions
●	Safeguard Company IP	●	Move Forward Together

Growth:		Customers
●	Embrace Change and Drive Innovation	●	Provide Passionate Dedication to Customer Success
●	Pursue Long-term Profitable Growth	●	Deliver the Highest Quality Products and Support
●	Take Responsibility for Personal Growth	●	Fiercely Protect Customer IP

Although we are currently not a member of the Responsible Business Alliance (RBA), our Board of Directors elected to adopt the RBA Code of Conduct to supplement our Code of Ethics, including the specific policies of the RBA Code relating to the five critical areas of corporate social responsibility: labor, health and safety, environment, management systems, and ethics. Guided by our above Company values and the following initial priorities, we believe we can achieve our business objectives and long-term stockholder value while doing our part in each of these areas. For additional information, see “Human Capital Management” below.

Care for Our People

●	We believe in upholding the principle of human rights, worker safety, and observing fair labor practices within our organization and our supply chain.

●

We embrace diverse viewpoints and perspectives, recognizing that greater inclusion fosters innovation and achieves better decision making and financial results. We intend to undertake actions around organizational training, refreshed company values, and a revitalized recruitment strategy.

●

We are committed to ensuring that proper working conditions exist for the safety of our employees, such as developing, implementing, and continuously improving health and safety systems and conditions, and providing appropriate preparation, education, reporting, and controls.

Environmental Responsibility

●	We are committed to protecting the natural environment and our community by complying with all applicable legal and regulatory requirements.
●

We ask our employees to help us accomplish this by looking for opportunities to conserve energy, reduce consumption of natural resources, preserve air, soil, and water quality, manage waste properly, and reuse and recycle, and reduce the use of toxic substances in our operations where possible, including, in particular, in our clean room and lab facilities.

●	We look for ways to reduce energy consumption in our facilities around the world, including upgrades and/or retrofits to LED and/or motion detector lighting and smart HVAC systems.

Ethics & Corporate Responsibility

●	We are committed to ensuring ethical organizational governance, promoting business ethics and integrity, and embracing diversity, and inclusion in the board room and throughout the organization.
●	We are committed to observing fair, transparent, and accountable operating practices.
●

We seek to create and foster a healthy, balanced, and ethical work environment for everyone in our organization. To this end, we promote a positive work-life balance and ethical organizational culture and encourage all employees, regardless of position or level, to raise questions or concerns about actual or potential ethical issues and company policies and offer suggestions about how we can make our organization better to address concerns.

●

We have a Whistleblower Ethics Hotline that includes global telephone and web access together with local language support. The web portal enables online reporting of concerns, where allowed by local law, and a place to ask questions or quickly access ethics and compliance policies.

●	We believe these efforts strengthen our ethics and compliance efforts and foster an environment where employees can express their concerns and have them resolved.
●

In our view, the goals of providing value to stockholders and upholding the principle of human rights and treating people fairly and with dignity are integrally interconnected. We are committed to promoting equality and supporting racial justice in the communities where we do business.

Supply Chain Responsibility

●	We intend to request that our suppliers adhere to the RBA Code of Conduct or its equivalent by flowing this requirement through our commercial contracts.
●

We also support Rule 13p-1 under the Exchange Act (known as the Conflict Minerals Law) and efforts to avoid sourcing conflict minerals that directly or indirectly finance or benefit armed groups in the Democratic Republic of Congo (or DRC) and in adjoining countries. Consistent with the Conflict Minerals Law and the OECD Due Diligence Guidance concerning conflict minerals, we adopted the Conflict Free Sourcing Initiative Due Diligence reporting process and seek to obtain conflict minerals content declarations from our suppliers each year, all in an effort to promote supply chain transparency. We do not directly source tin, tantalum, tungsten, or gold (collectively referred to as 3TG) from mines, smelters or refiners, and we are in most cases several or more levels removed from these supply chain participants.

●	We therefore expect:
o	our suppliers to source 3TG only from smelters and refiners validated as being conflict free and that do not directly or indirectly benefit or finance armed groups in the DRC or other covered country;
o	our suppliers to fully-comply with the Conflict Minerals Law and provide all necessary declarations;
o	our suppliers to pass these requirements through to their supply chain and determine the source and chain of custody of specified minerals, including 3TG; and
o

any suppliers not willing to comply with these requirements to be reviewed by global procurement with regard to future business and sourcing declarations. This conflict minerals policy encourages our suppliers to respect and protect human rights throughout the world.

HUMAN CAPITAL MANAGEMENT

As described in the Compensation and Human Capital Management Committee Charter, the Committee is tasked with oversight of the Company’s human capital management function, including policies and strategies regarding recruiting, selection, career development and progression, and diversity and employment practices. We believe we have a responsibility to foster a healthy, balanced, and ethical work environment for everyone in our organization through sound ethical and organizational governance, by promoting business ethics and integrity, and by embracing equality, diversity, and inclusion throughout our organization and even extending to the board room. For additional information, see “Environmental, Social & Governance (ESG) Initiatives—Ethics & Corporate Responsibility” above.

From the onset of the COVID-19 pandemic, a cross-functional advisory team of company leaders has met almost daily to ensure that promoting the health and safety of our employees in accordance with the World Health Organization (WHO) and the U.S. Centers for Disease Control and Prevention (CDC) guidelines remains a constant focal point. Early in the pandemic, we closed offices and restricted travel in compliance with local, State, and National requirements and also proactively asked employees around the world to work from home until further notice. While employees are working remotely, we have encouraged them to tell us what home office equipment and IT support they needed to set up a home office for healthy and productive work. For a small number of people that needed to be on-site at our clean room facility to support certain customers that were providing essential services, we set up a strict COVID safety protocol that included a schedule to minimize contact, one-way traffic flows, dedicated personal protective equipment, virtual back-up safety monitoring, and regular, comprehensive cleaning of the facility. To stay connected while working remotely, our Chief Executive Officer and other members of the executive team have led virtual, bi-monthly meetings with the various sales, research and development, engineering, and administrative teams to discuss developments and business updates and answer questions.

We support employee action to protect the natural environment and the communities in which we operate through pollution prevention, conservation, responsible use, charitable giving, and sustainable practices. For example, we organize and engage employees in an annual charitable giving campaign. We work to ensure that our business practices support diversity and inclusion to build an innovative workforce and to strive toward having our organization reflect the complexion of our customers and suppliers. We are strengthening our diversity and inclusion programs with a planned set of actions around organizational training, refreshed company values, and a revitalized recruitment strategy.

INFORMATION SECURITY AND RISK OVERSIGHT

We are heavily reliant on our technology and infrastructure, as well as the public cloud to an increasing degree, to provide our products and services to our customers. As a result, we have developed an information security program (referred to as our InfoSec Program) to enhance our network security measures, identify and mitigate information security risk, and protect and preserve the confidentiality, integrity, and continued availability of critical information owned by us and that of our customers and suppliers that is in our care. Our InfoSec Program includes development, implementation, and continual improvement of policies and procedures to safeguard information and ensure availability of critical data and systems. The program also includes annual information security awareness training for employees involved in our systems and processes that handle customer data and audits of our systems and enhanced training for specialized personnel. Our InfoSec Program further includes review and assessment by external, independent third-parties, who certify and report on our weaknesses and internal response preparedness with respect to the entire company. Accordingly, we have instituted periodic network access penetration (PEN) testing on a regular basis after having completed, in September 2020, an initial, limited PEN test with no critical or high threats identified, and initiated an enterprise-wide PEN test beginning in November 2020. Also, in October 2020, we completed a Type 1 System and Organization Control (SOC 2) audit of our cloud-based offerings under the framework put forth by the American Institute of Certified Public Accountants in which independent, third-party auditors assess and test controls relating to the Trust Services Criteria of Security, Availability, Processing Integrity, Confidentiality or Privacy, and in February 2021, we initiated a Type 2 SOC 2 audit of our cloud-based offerings. To date, we have not managed ITAR-designated data, technology, or information. In accordance with our InfoSec Program, we also actively monitor known threats that could affect our products and services and work with our suppliers to provide us with real-time reports of threats or vulnerabilities that may affect our enterprise-wide systems. Our InfoSec Program also includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material information security incident.

As described in the Audit Committee Charter, the Committee is tasked with oversight of certain risk issues, including information security. This Committee is comprised entirely of independent directors, two of whom have significant work experience related to information security issues or oversight. Management reports security instances to the Committee as they occur, if material, and provides a summary multiple times per year to the Committee as well as the full Board about periodic assessment of our information security program, our internal response preparedness, and assessments led by outside advisors. We carry insurance that provides some protection against the potential losses arising from an information security incident. In the last three years, the expenses we have incurred from information security breach incidences, including penalties and settlements, of which there were none, were immaterial.

Stockholders’ Communications

Our Board welcomes all communications from our stockholders. Stockholders may send communications to the Board or any director of the Board in particular, at the following address: PDF Solutions, Inc., Attention: Investor Relations, 2858 De La Cruz Blvd., Santa Clara, California 95050. Any correspondence addressed to the Board or to any one of our directors of the Board sent in care of our corporate offices is reviewed by our Investor Relations department and presented to the Board at its regular meetings.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Mr. Bronson (Chair), Ms. Erba, and Mr. Gustafson. Each of the members of the Committee is independent as defined by the Nasdaq Listing Rules. In addition, based on the background, education, qualification and attributes summarized in this Proxy Statement, our Board has determined that Mr. Bronson and Ms. Erba each qualify as an “audit committee financial expert” as defined by SEC rules.

Our Board has adopted a written charter for the Audit Committee, which governs the Audit Committee’s functions and responsibilities. The Audit Committee reviews and reassesses the adequacy of this charter at least once per year and makes recommendations to the Board regarding changes or amendments the Committee deems appropriate.

The Audit Committee, subject to stockholder ratification, appoints the accounting firm to be engaged as the Company’s independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Committee is responsible for monitoring, overseeing and assessing the effectiveness of these processes.

The Audit Committee held six meetings during the year ended December 31, 2020. The meetings were designed to facilitate and encourage communication between the Committee, management and our independent registered public accounting firm, BPM LLP. Management represented to the Committee that our consolidated financial statements were prepared in accordance with GAAP. The Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2020, with management and the independent registered public accounting firms.

The Audit Committee discussed with the independent registered public accounting firms the adequacy of the Company’s internal control system, financial reporting procedures and the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firms as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. Additionally, the Committee has discussed with BPM LLP, as applicable, the issue of their respective independence from PDF Solutions, Inc.

Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.:

Joseph R. Bronson, Chair
Nancy Erba
April 21, 2021	Michael B. Gustafson

The information contained in the Audit Committee Report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act and, notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BPM LLP (“BPM”) as our independent registered public accounting firm for the year ending December 31, 2021. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Audit Committee will consider interviewing other independent registered public accounting firms. There can be no assurances, however, that it will appoint another firm if this proposal is not approved.

Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time to be the independent registered public accounting firm for the year ending December 31, 2021, if it determines that such a change would be in the best interests of the Company and our stockholders.

BPM was retained by us on September 13, 2018, and has served as the Company’s independent registered public accounting firm for the years ending December 31, 2020 and 2019. A representative of BPM is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to questions.

Principal Accountant Fees and Services

BPM was our independent registered public accounting firm for the years ended December 31, 2020 and 2019. The aggregate fees incurred for BPM’s audits of our 2020 and 2019 financial statements are summarized in the following service categories:

Fees Billed to the Company	2020	2019
Audit fees (1)	$790,978	$720,636
Audit related fees	—	—
Tax fees	—	—
All other fees (2)	10,576	—
Total Fees	$801,554	$720,636

(1)

Includes fees for audit services rendered for the audit of our annual financial statements included in our annual report on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.

(2)	Includes accounting consultation fees in 2020.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by BPM. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to an initial estimated budget. BPM and Company management are required to periodically report to the Audit Committee regarding the extent of services provided by BPM in accordance with this pre-approval, and the fees performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

All services provided by BPM during the years ended December 31, 2019, and 2020 were approved by the Audit Committee in accordance with our pre-approval policy and applicable SEC regulations.

Required Vote

So long as a quorum is present (in person or by proxy) at the Annual Meeting, a majority of the votes cast at the Annual Meeting is required to approve this proposal. Unless otherwise instructed, the proxy holders will vote the proxies they receive FOR the ratification of BPM LLP as Company’s independent registered public accounting firm, as disclosed in this Proxy Statement.

Recommendation of the Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE RATIFICATION OF

BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSAL NO. 3: APPROVAL OF THE COMPANY’S 2021 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the 2021 Employee Stock Purchase Plan (the “2021 Purchase Plan”), which is substantially similar to the Company’s prior 2010 Employee Stock Purchase Plan that expired in May 2020 and provides for an initial share reserve of 1,000,000 shares and a term of ten years. An important difference between the plans is that the 2021 Purchase Plan does not include an evergreen provision to automatically increase the number of shares authorized under such plan as further described below.

Reasons to Approve the 2021 Purchase Plan

The Board approved the 2021 Purchase Plan in April 2021, subject to stockholder approval. No awards have been or will be granted under the 2021 Purchase Plan unless the stockholders approve the 2021 Purchase Plan. The Board believes that stockholders should approve the 2021 Purchase Plan because it is an important component of the overall compensation package we offer to our employees. The 2021 Purchase Plan provides eligible employees with an opportunity to purchase shares of our common stock at a discount through payroll deductions and to benefit from stock price appreciation, thus enhancing the alignment of employee and stockholder interests. In the event that our stockholders do not approve this proposal, the 2021 Purchase Plan will not become effective.

The following is a summary of the principal features of the 2021 Purchase Plan assuming that stockholders approve this proposal. This summary does not purport to be a complete description of all of the provisions of the 2021 Purchase Plan. It is qualified in its entirety by reference to the full text of the 2021 Purchase Plan. A copy of the 2021 Purchase Plan has been filed with the SEC as Appendix A to this proxy statement, and any stockholder who desires to obtain a copy of the plan may do so by written request to the Company's Secretary at PDF Solutions, Inc., Attention: Corporate Secretary, 2858 De La Cruz Boulevard, Santa Clara, CA 95050.

Summary of 2021 Purchase Plan

Share Reserve. If stockholders approve the 2021 Purchase Plan, a total of 1,000,000 shares will be reserved for issuance under such plan. In the event of any reorganization, recapitalization, stock split, subdivision of the outstanding shares, reverse stock split, stock dividend, declaration of a dividend payable in a form other than shares in an amount that will have a material effective on the shares, combination or consolidation of shares, merger, consolidation, offering of rights, spin-off or other similar change in the capital structure of the Company, the Board shall make appropriate adjustments in the number, kind and purchase price of the shares or securities available for purchase under the Plan and in the maximum number of shares or kind of securities subject to and purchase price for any option under the Plan.

Administration of the Plan. The 2021 Purchase Plan will be administered by the Board or by a committee appointed by the Board. The Board may amend or terminate the 2021 Purchase Plan, or any part thereof, at any time and for any reason. If the 2021 Purchase Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next purchase date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If options are terminated prior to expiration, all amounts then credited to participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable. Unless sooner terminated by our Board, the 2021 Purchase Plan will terminate upon the earlier of June 14, 2031, or the date on which all shares available for issuance under the 2021 Purchase Plan shall have been sold pursuant to the plan.

Eligibility. Certain employees of the Company and its majority-owned subsidiaries as may be designated by the Board are eligible to participate in the 2021 Purchase Plan. However, an employee is not eligible if he or she owns or has the right to acquire 5% or more of our voting stock. Also, an employee is not eligible if he or she normally is not scheduled to work at least 20 hours per week and at least five months per year. Newly acquired subsidiaries not yet approved to participate in the plan are also not eligible. Directors who are not employees and consultants are not eligible to participate in the 2021 Purchase Plan. As of the date of this Proxy Statement, participation in the 2021 Purchase Plan is only available to employees of PDF Solutions, Inc. in the United States, PDF Solutions Canada Ltd. in Canada, PDF Solutions GmbH in Germany, and PDF Solutions KK in Japan. As of April 16, 2021, approximately 192 employees in these locations, including 2 executive officers, were eligible to participate in the 2021 Purchase Plan. If the employees of all our subsidiaries were allowed to participate in the 2021 Purchase Plan, the aggregate number of employees that would be eligible on a world-wide basis would be approximately 417 employees.

Offerings. Under the 2021 Purchase Plan, eligible employees may purchase common stock through payroll deductions, which in any event may not exceed 10% of an employee's compensation, at a price equal to the lower of 85% of the fair market value of the common stock at the beginning of each offering period or on any purchase date. Employees may reduce their contributions in the 2021 Purchase Plan at any time during an offering period but can only increase their contributions at the beginning of the next offering period. A participant may withdraw at any time without affecting his or her eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not subsequently participate in the same offering. Participation ends automatically on termination of employment and, in certain cases, following a leave of absence or a temporary period of ineligibility. The 2021 Purchase Plan will be implemented by a series of overlapping offering periods of 24 months' duration, with new offering periods commencing on February 1 and August 1 of each year. Each offering period will consist of four consecutive purchase periods of six months' duration, and at the end of each six-month period, an automatic purchase will be made for participants. Subject to the limitations below, the number of shares of our common stock a participant purchases during each purchase period is determined by dividing the total amount of payroll deductions withheld from the participant's paychecks during the purchase period by the purchase price. If the fair market value of the common stock on a purchase date is less than the fair market value at the beginning of the offering period, each participant in the 2021 Purchase Plan shall automatically be withdrawn from the offering period as of the end of the purchase date and re-enrolled in the new twenty-four month offering period beginning on the first business day following the purchase date.

Limitations Under the Plan. Under the 2021 Purchase Plan no employee shall be granted an option if immediately after the grant the employee would own stock and/or hold outstanding options to purchase stock equaling 5% or more of the total voting power or value of all classes of our stock or its subsidiaries. In addition, no employee shall be granted an option under the 2021 Purchase Plan if the option would permit the employee to purchase stock under all our employee stock purchase plans and our subsidiaries in an amount that exceeds $25,000 of fair market value for each calendar year in which the option is outstanding at any time. In addition, the 2021 Purchase Plan limits the number of shares that any participant can purchase on a purchase date to 12,500 shares. No purchase rights granted under the 2021 Purchase Plan will be transferable by the participant, except by will or the laws of inheritance following a participant's death.

Change in Control. The 2021 Purchase Plan provides that in the event of our merger or consolidation with or into another corporation or a sale of all or substantially all of our assets, each right to purchase stock under the plan will be automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will generally be equal to 85% of the lesser of the fair market value of our common stock on (i) the first day of the relevant offering period or (ii) the day immediately prior to consummation of the transaction.

U.S. Federal Income Tax Consequences. The following summary is intended only as a general guide as to federal income tax consequences under current U.S. tax law of participation in the 2021 Purchase Plan and does not attempt to describe all potential tax consequences. This discussion is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2021 Purchase Plan. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change and a taxpayer's particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants have been advised to consult their own tax advisors with respect to the tax consequences of participating in the 2021 Purchase Plan.

The 2021 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under this type of plan, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, due to the grant of the option at the beginning of an offering or the purchase of shares at the end of an offering. A participant will, however, recognize taxable income in the year in which the shares purchased under the 2021 Purchase Plan are sold or otherwise made the subject of disposition. A sale or other disposition of shares purchased under the 2021 Purchase Plan will be a disqualifying disposition if it is made within 2 years after the first day of the offering period pursuant to which the shares were purchased or 1 year after the purchase date. If the participant makes a disqualifying disposition of shares purchased under the 2021 Purchase Plan, the excess of the fair market value of the shares on the date of purchase over the purchase price will be treated as ordinary income to the participant at the time of such disposition and the Company will be entitled to an income tax deduction for the same amount for the taxable year of the Company in which the disposition occurs, although the income tax deduction may be limited by the deductibility of compensation paid to certain of our officers under Section 162(m) of the Internal Revenue Code. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares. Any additional gain (or loss) on the disposition will be a capital gain (or loss) to the participant.

If the participant disposes of shares purchased under the 2021 Purchase Plan after satisfying the holding period outlined above (a qualifying disposition), then the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price or (ii) 15% of the fair market value of the shares on the first day of the offering period pursuant to which the shares were purchased. This amount of ordinary income will be added to the basis in the shares and any gain (or loss) recognized upon the disposition will be a long-term capital gain (or loss).

New Plan Benefits

The 2021 Purchase Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on stockholder approval of the 2021 Purchase Plan. Because benefits under the 2021 Purchase Plan will depend on employees’ elections to participate and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2021 Purchase Plan is approved by our stockholders.

Please also refer to the Equity Compensation Plan Information table on page 26 for further information about the shares, which may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2020, which disclosure is incorporated by reference into this Proposal No. 3.

Required Vote

So long as a quorum is present (in person or by proxy) at the Annual Meeting, a majority of the votes cast at the Annual Meeting is required to approve this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL
OF THE COMPANY’S 2021 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4: ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

At our 2017 annual meeting, a majority of our stockholders recommended that an advisory resolution with respect to the Company’s compensation program of our named executive officers (a “say-on-pay”) be presented to the Company’s stockholders every year. Our Board of Directors adopted the stockholders’ recommendation for the frequency of the “say-on-pay” vote, and accordingly, we are requesting your advisory approval of the compensation of our named executive officers as identified and disclosed in the Executive Compensation, the compensation tables, and the narrative discussion, set forth on pages 26 to 33 of this Proxy Statement (“Compensation Discussion and Analysis” or “CD&A”).

As more fully described in this Proxy Statement in the CD&A, the Company’s executive officer compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability, to align incentives with the Company’s fiscal performance, to reward officers’ individual performance against objectives that achieve the Company’s strategy and the creation of long-term value for stockholders and to provide a balanced approach to compensation that properly aligns incentives with Company performance and stockholder value and does not promote inappropriate risk taking. Accordingly, the compensation of our named executive officers is based in large part upon the financial achievement of the Company.

We believe we utilize a well-proportioned mix of security-oriented compensation, retention benefits and at-risk compensation which produces both short-term and long-term performance incentives and rewards.

The Compensation and Human Capital Management Committee and the Board of Directors believe that the design of our executive compensation program, and hence the compensation awarded to our named executive officers under the current program, fulfills the objectives set forth above.

We encourage you to carefully review the CD&A of this Proxy Statement for additional details on our executive compensation, including PDF’s compensation philosophy and objectives, as well as the processes our Compensation and Human Capital Management Committee used to determine the structure and amounts of the compensation of our named executive officers in 2020.

In accordance with the requirements of Section 14A of the Exchange Act, we are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the 2020 compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The results of your approval are advisory, which means the outcome of this proposal is not binding on the Company, our Board of Directors or the Compensation and Human Capital Management Committee of the Board of Directors. It is expected that the next say-on-pay vote will occur at the 2022 annual meeting of stockholders.

Required Vote

So long as a quorum is present (in person or by proxy) at the Annual Meeting, a majority of the votes cast at the Annual Meeting is required to approve this proposal. Unless otherwise instructed, the proxy holders will vote the proxies they receive FOR the advisory approval of the Company’s compensation of our named executive officers, as disclosed in this Proxy Statement.

Recommendation of the Board:

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ADVISORY APPROVAL

OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership as of April 16, 2021, of (i) each person known to us to be the beneficial holder of more than 5% of our outstanding common stock, (ii) each director and each director nominee, (iii) each Named Executive Officer identified in the Summary Compensation Table on page 34 of this Proxy Statement, and (iv) all executive officers and directors as a group. Except as otherwise indicated, the address for each person listed as a director or executive officer is c/o PDF Solutions, Inc., 2858 De La Cruz Boulevard, Santa Clara, California 95050. The Company has relied upon information provided to the Company by its directors and Named Executive Officers and copies of documents sent to the Company that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)(2)

5% Stockholders:
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	4,509,768	12.21

Advantest America, Inc.(4) 3061 Zanker Road San Jose, California 95134	3,306,924	8.95

Invesco Ltd.(5) 1555 Peachtree Street NE Suite 1800 Atlanta, GA 30309	3,204,770	8.68

John K. Kibarian	2,512,474	6.80

T. Rowe Price Associates, Inc.(6) 100 E. Pratt Street Baltimore, Maryland 21202	2,300,783	6.23

The Vanguard Group(7) 100 Vanguard Blvd. Malvern, PA 19355	2,149,506	5.82

Directors, Nominees and Named Executive Officers:
John K. Kibarian	2,512,474	6.80
Kimon W. Michaels(8)	1,597,632	4.43
Joseph R. Bronson	31,670	*
Nancy Erba	6,110	*
Marco Iansiti	20,533	*
Michael B. Gustafson(9)	13,212	*
Adnan Raza(10)	31,779	*
Christine A. Russell(11)	26,542	*
Gerald Z. Yin	1,291	*
Shuo Zhang	5,673	*
All directors and executive officers as a group (9 persons)(12)	4,220,231	11.50

* Less than 1%.

(1)

Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned also includes ownership of which the named person has the right to acquire, through conversion, option and warrant exercise or otherwise, within 60 days after April 16, 2021.

(2)

Percentage of beneficial ownership is based on 36,929,776 shares outstanding as of April 16, 2021. For each named person, the percentage ownership includes beneficial ownership which the person has the right to acquire within 60 days after April 16, 2021, as described in Footnote 1. However, such beneficial ownership shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person.

(3)

Based solely on the Schedule 13G filed on January 26, 2021 (the “BlackRock 13G”). The BlackRock 13G indicates that BlackRock, Inc. has sole voting power to 4, 457,203 shares and sole dispositive power to 4,509,768 shares.

(4)

Based solely on the Schedule 13G filed jointly by Advantest America, Inc. and Advantest Corporation on July 30, 2020 (the “Advantest 13G”). The Advantest 13G indicates that it has sole voting power to 3,306,924 shares and sole dispositive power to 3,306,924 shares of Common Stock of record by Advantest America, Inc., a wholly-owned subsidiary of Advantest Corporation subject to joint filing agreement.

(5)

Based solely on the Schedule 13G filed on February 12, 2021 (the “Invesco 13G”). The Invesco 13G indicates that Invesco Ltd. has sole voting power to 3,192,280 shares and sole dispositive power to 3,204,770 shares.

(6)

Based solely on the Schedule 13G filed on February 16, 2021 (the “T. Rowe Price 13G”). The T. Rowe Price 13G indicates that T. Rowe Price Associates, Inc. has sole voting power to 529,394 shares and sole dispositive power to 2,300,783 shares.

(7)

Based solely on the Schedule 13G filed on February 8, 2021 (the “Vanguard 13G”). The Vanguard 13G indicates that The Vanguard Group has, sole dispositive power to 2,061,801 shares, shared voting power to 64,931 shares and shared dispositive power to 87,705 shares.

(8)

Dr. Michaels has sole voting and dispositive power to 1,412,276 shares and shared voting and dispositive power to 185,356 shares. Includes 15,000 shares issuable to Dr. Michaels’ spouse upon the exercise of stock options vested as of April 16, 2021. Also includes 63,094 shares held by Dr. Michaels’ spouse as separate property.

(9)	Includes 2,528 shares issuable to Mr. Gustafson upon the vesting of restricted stock units that will vest within 60 days after April 16, 2021.
(10)	Mr. Raza became Chief Financial Officer, effective March 11, 2020.
(11)	Mrs. Russell resigned her position of Chief Financial Officer, effective March 10, 2020. The information presented is based on information provided to the Company by Mrs. Russell.
(12)

Consists of 4,220,231 shares held by our current directors and executive officers, as a group (which excludes Mrs. Russell), of which 2,528 shares issuable upon the exercise of stock options and the vesting of restricted stock units that will vest within 60 days after April 16, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Limitation of Liability and Indemnification Matters

As permitted by the Delaware General Corporation Law, we have included a provision in our amended and restated certificate of incorporation to eliminate the personal liability of our officers and directors for monetary damages for breach or alleged breach of their fiduciary duties as officers or directors, other than in cases of fraud or other willful misconduct.

In addition, our Bylaws provide that we are required to indemnify our officers and directors even when indemnification would otherwise be discretionary, and we are required to advance expenses to our officers and directors as incurred in connection with proceedings against them for which they may be indemnified. We have entered into indemnification agreements with our officers and directors containing provisions that are in some respects broader than the specific indemnification provisions contained in the Delaware general corporation law. The indemnification agreements require us to indemnify our officers and directors against liabilities that may arise by reason of their status or service as officers and directors other than for liabilities arising from willful misconduct of a culpable nature, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain our directors’ and officers’ insurance if available on reasonable terms. We have filed our forms of indemnification agreement on the SEC’s website at www.sec.gov. We have obtained directors’ and officers’ liability insurance in amounts comparable to other companies of our size and in our industry.

Review, Approval or Ratification of Transactions with Related Persons

Related party transactions have the potential to create actual or perceived conflicts of interest between the Company and its directors, its officers, its employees, and members of their respective families. While we do not maintain a written policy with respect to the identification, review, approval or ratification of transactions with related persons, the Company’s Code of Ethics prohibits conflicts of interest between an employee and the Company and requires an employee to report any such potential conflict to our compliance officer. In addition, each officer and each director is expected to identify to the Secretary, by means of an annual director questionnaire, any transactions between the Company and any person or entity with which the director may have a relationship that is engaged or about to be engaged in a transaction with the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2020, about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	456,180	$10.95	4,213,380	(1)
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	456,180		4,213,380

(1)	Includes 4,213,380 shares available for issuance pursuant to stock awards under the Sixth Amended and Restated 2011 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Introduction

This Compensation Discussion and Analysis (the “CD&A”) describes and analyzes the compensation program during the year ended December 31, 2020, for: (a) our principal executive officer; (b) our principal financial officer; (c) our former principal financial officer; and (d) one other executive officer that was serving as an executive officer on December 31, 2020.

Collectively, these were our “Named Executive Officers” or “NEOs” for 2020:

●	John K. Kibarian, Ph.D., our Chief Executive Officer and President;
●	Adnan Raza, our Executive Vice President, Finance and Chief Financial Officer;
●	Kimon W. Michaels, Ph.D., our Executive Vice President, Products and Solutions; and
●	Christine Russell, our former Executive Vice President, Finance, and Chief Financial Officer.

Mrs. Russell resigned from her positions of Executive Vice President, Finance and Chief Financial Officer effective March 10, 2020. Mr. Raza joined the Company in January 2020 and became Chief Financial Officer effective March 11, 2020.

This CD&A contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Compensation Governance

We endeavor to maintain good governance standards in our executive compensation program, as reflected by the following policies and practices that were in effect in 2020:

●

CEO Compensation. In part due to his request, which is based on a desire to conserve cash for other purposes, including funding the business and compensating other employees, Dr. Kibarian has not received an increase in his base salary or an annual cash bonus opportunity since 2015. Also, in response to his request, which is based on a desire to conserve equity for other purposes, including granting awards to other employees, Dr. Kibarian has not received an equity award since 2003. As a significant stockholder, Dr. Kibarian’s interests are already strongly aligned with the interests of our other stockholders.

●

Independence. The Compensation and Human Capital Management Committee of our Board of Directors develops, reviews and approves each element of executive compensation. The Committee is comprised solely of independent directors. Additionally, pursuant to its Charter, the Committee has the authority to engage a compensation consultant and other advisers as it deems appropriate or necessary to support it in fulfilling its responsibilities.

●	No Perquisites. We do not provide perquisites or other personal benefits to our executive officers.
●	No Tax Gross-Ups. We do not provide tax gross-ups or other tax reimbursement payments to our executive officers.
●

Severance and Change in Control Agreements. Except in the case of Mr. Raza, whose employment agreement contains certain severance benefits, including vesting acceleration, cash severance and COBRA benefits, as described in more detail below, we do not have agreements with our NEOs who are currently employed by us that provide for severance benefits.

●

Exclusive Decision-Making Power. The Compensation and Human Capital Management Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although our Chief Executive Officer and the Company’s Human Resources department periodically present compensation and benefit recommendations to the Committee. The Committee independently considers, and evaluates, whether or not to accept management’s recommendations with respect to NEO compensation.

●

Periodic Review. The Compensation and Human Capital Management Committee, in connection with management, regularly reviews our executive compensation policies, practices and programs, including the mix of elements within our executive compensation program and the allocation between short-term and long-term compensation and cash and non-cash compensation, to ensure that our executive officers are compensated in a manner that is consistent with competitive market practice and sound corporate governance principles, and to reward them for performance tied to the Company’s primary business objective of delivering sustained high-performance to our customers and stockholders.

●

Risk Mitigation. The Compensation and Human Capital Management Committee regularly considers how the primary elements of our executive compensation program could encourage or mitigate excessive risk-taking, and has structured our program to mitigate risk by rewarding performance tied to several reasonable business objectives, and avoiding incentives that could encourage inappropriate risk-taking by our NEOs.

Executive Compensation Objectives

The design and operation of our executive compensation program reflect the following objectives, established by our Compensation and Human Capital Management Committee, with a strong emphasis on tying NEO pay to Company performance:

●	to emphasize performance-based compensation that is progressively weighted with seniority level;
●	to align our NEOs’ interest with long-term stockholder value;
●	to attract and retain talented leadership; and
●	to maintain an executive compensation program that encourages our NEOs to adhere to high ethical standards.

Elements of Our Executive Compensation Program

Performance-Based Compensation

In April 2012, in connection with its annual assessment of the Company’s compensation policies and practices, the Compensation and Human Capital Management Committee adopted the Pay for Performance Compensation Program as further described below, which we refer to as the “PPCP”. The purpose of the PPCP is to provide a standard mechanism pursuant to which the Committee may implement and administer the annual pay-for-performance component of our executive compensation program to drive performance of the Company and its affiliates and operating units and to align, motivate and reward eligible employees by making a portion of their equity and cash compensation dependent on the achievement of certain performance goals related to such Company performance.

Equity awards and cash bonuses awarded pursuant to the PPCP are based on the attainment of performance goals, which may include corporate and strategic business objectives, a participant’s individual performance and contribution to the Company, and/or any other factor deemed appropriate by the Compensation and Human Capital Management Committee. The Committee is authorized to establish performance period or periods pursuant to the PPCP (which are typically the Company’s fiscal year, but may include, without limitation, multiple fiscal years or any other period longer than one fiscal year or shorter than one fiscal year), performance goals for each performance period and, in the Committee’s sole discretion, a target equity award and/or cash bonus amount for each participant. Performance goals and target amounts are established, and may be modified, by the Committee at any time, as determined appropriate in the Committee’s sole discretion. Corporate objectives may include one or more objective measurable performance factors. The Compensation and Human Capital Management Committee has reserved the right, in its sole discretion, to increase, reduce or eliminate the amount of an equity award or cash bonus otherwise payable to a participant with respect to any performance period. No equity award will be approved and no cash bonus will be payable with respect to any performance period until the applicable results have been verified by the Compensation and Human Capital Management Committee and the Committee otherwise determines that the underlying terms and conditions of the program have been satisfied.

Each year, the Compensation and Human Capital Management Committee intends to approve calendar year performance periods under the PPCP and to pay cash incentive bonuses earned for each such calendar year performance period, if any, to each NEO on or before March 15th of the following year and to grant annual equity awards earned for each such calendar year performance period, if any, in or around May of the following year, based on achievement of the applicable performance goals for the calendar year performance period. Any such equity award will be 25% vested upon issuance, with the remaining 75% of the equity award subject to service-based vesting such that it shall vest in equal installments on each annual anniversary of the grant effective date for the three years following the grant effective date.

Other Elements of Executive Compensation

The other elements of our executive compensation program, the specific philosophy behind each element, the basis for the Compensation and Human Capital Management Committee’s decisions regarding each element, and the objectives of our program that each element fulfills, are described below.

Objective
Element	Philosophy Statement	Basis for Compensation Decisions; Pay-for- Performance Criteria	Reward Performance	Attract & Retain	Align to Stockholder Value	Adhere to High- Ethical Standards
Base Salary	We provide a base salary to our NEOs as a significant element of their overall compensation to recruit and retain experienced executives.	Base salary takes into account the NEO’s qualifications, experience, prior salary, and competitive salary information based on competitive market data as described below.		X		X

Annual Discretionary Cash Incentive Bonus	We provide an annual incentive cash bonus, payable in the sole discretion of the Compensation and Human Capital Management Committee, to reward our NEOs for individual and Company performance.

After the end of each year, the Compensation and Human Capital Management Committee reviews the Company’s performance and the individual NEO’s performance for the preceding fiscal year taking into consideration such factors as leadership qualities, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance stockholder value.

			X	X	X	X

Annual Discretionary Long-Term Equity Incentive Awards

With the exception of our founders, whose interest are already aligned with the Company due to their substantial stock holdings, we provide annual discretionary long-term equity incentive awards, which may consist of a mix of stock options and restricted stock or restricted stock unit awards (“Restricted Stock”), with vesting based on continued service with the Company to align our non-founder NEOs’ interests with those of our stockholders.

The Compensation and Human Capital Management Committee considers the non-founder NEO’s relative job scope, the value of such NEO’s outstanding long-term equity incentive awards, individual and Company performance history, prior contributions to the Company, the size of prior awards, and competitive market data as described below.

			X	X	X	X

Health and Welfare Benefits and Retirement Benefits	We provide industry-standard programs to provide for the health, welfare and retirement planning of our NEOs, including life insurance equal to the lesser of $200,000 or base salary.	The Compensation and Human Capital Management Committee has determined that our NEOs may participate on the same terms in the same programs that are available to all employees.		X

2020 Compensation Decision-Making Process and Results

Process

Generally, around the first quarter of each fiscal year, the Compensation and Human Capital Management Committee reviews the previous year’s performance of each of our NEOs and the Company. The Committee relies upon the judgment of its members in making compensation decisions, reviewing the performance of the Company and carefully evaluating each NEO’s performance during the year against leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance stockholder value. Also, while the Committee may consider competitive market compensation paid by peer companies, as further described below, in assessing the reasonableness of compensation, the Committee does not attempt to achieve and maintain a certain target percentile within a peer group or otherwise rely entirely on that data to determine NEO compensation. Instead, the Committee maintains the flexibility in its assessment and decision-making process to respond to and adjust for the evolving business environment. The Committee strives to achieve an appropriate mix between equity incentive awards and cash payments to meet the objectives of our executive compensation program and may consider such data in its compensation decisions; however, no particular apportionment goal is set.

We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our NEOs to deliver superior performance (as well as their actual ability to do so) and to retain them to continue their careers with the Company on a cost-effective basis. The Compensation and Human Capital Management Committee discusses our Chief Executive Officer’s compensation package with him but makes decisions with respect to his compensation without him present. The Committee reports to our Board of Directors on the major items covered at each Committee meeting.

The Compensation and Human Capital Management Committee believes our executive compensation programs are effectively designed and working well in alignment with the interests of our stockholders and are instrumental to achieving our business strategy. As has been the case in the past, the Committee will consider any stockholder concerns and feedback on its executive compensation programs that it receives. We have held advisory stockholder votes on executive compensation since the annual meeting on November 16, 2011. Each time, more than 90% of the shares that voted at our annual meetings of stockholders approved our NEOs’ compensation as described in the proxy statements for each such meeting. The Compensation and Human Capital Management Committee has considered the overwhelming support from our stockholders at prior meetings when making executive compensation decisions the next year. Further, consistent with the results of our stockholder vote regarding the frequency of future advisory votes on executive compensation, which was last held on May 30, 2017, the Company has held an advisory vote on the compensation of our NEOs every year. The stockholders will vote on the frequency of future advisory votes on the compensation of NEOs again at the 2023 Annual Meeting.

Role of Compensation and Human Capital Management Committee Consultant

The Compensation and Human Capital Management Committee is authorized to retain the services of compensation consultants and other advisors from time to time, as it sees fit, in connection with its oversight of, and decisions related to, the Company’s executive compensation program. In 2020, no compensation consultant played a role in setting the compensation of our Named Executive Officers.

Use of Competitive Data

To assess the competitiveness of our executive compensation for 2020, the Compensation and Human Capital Management Committee took into account competitive market compensation paid by companies in our peer group based on market data obtained from Radford High-Tech Executive Surveys. The Committee reviewed the peer group recommended by Compensia, Inc., the independent compensation consultant engaged by the Committee in 2019, and determined that no changes were needed for its purposes in 2020. This peer group comprised the following 13 companies, each of which: (1) were in the semiconductor intellectual property, semiconductor equipment, or electronic design automation industries; (2) had market capitalizations between approximately 0.25 and 4.0 times that of the Company, and (3) generated 2018 revenues between approximately 0.33 and 3.0 times that of the Company:

Ambarella	DSP Group	NEOPhotonics
Aquantia	GSI Technology	NVE
AXT	Impinj	Pixelworks
CEVA	Nanometrics	Rudolph Technologies
CyberOptics

Our Compensation and Human Capital Management Committee believes that peer group comparisons provide a useful framework to measure the competitiveness of our compensation practices. The Committee understands that no two companies are exactly alike, and it maintains the discretion to set levels of NEO compensation above or below levels paid by our peers based upon factors such as individual performance, an NEO’s level of experience and responsibilities, individual discussions with the NEO, and our compensation budget. The Compensation and Human Capital Management Committee intends to review our peer group at least annually and make adjustments to its composition as necessary.

Base Salaries

Our NEOs’ base salaries are reviewed annually and adjusted in the discretion of the Compensation and Human Capital Management Committee based on factors such as an NEO’s promotion or other significant change in responsibilities, sustained individual and Company performance and competitive market data. Despite positive individual performance throughout the year there were no changes to any NEO’s salary in 2020. Mr. Raza’s salary had been set in negotiations with him in January 2020 in connection with the commencement of his employment with the Company. Mrs. Russell’s compensation was revised upon her resignation as CFO, pursuant to the amended and restated offer letter agreement entered into between her and the Company in March 2020, under which she continued to be employed by the Company as an Executive Financial Advisor, supporting Mr. Raza from March 11, 2020, through August 2, 2020, on an as needed basis after March 31, 2020. She received her regular annual base salary through March 31, 2020, and $160 per hour worked thereafter through the end date of the amended and restated agreement. The base salary paid to each NEO in 2020 is set forth in the “Summary Compensation Table” below.

Pay for Performance Compensation Program

In April 2020, the Compensation and Human Capital Management Committee reviewed the Company’s performance against the 2019 PPCP. Given that the Company’s 2019 revenue did not grow over 2018 revenue even though the “target” EBITDAR goal was met with a 2019 EBITDAR of 13.3%, no payouts for cash bonuses or equity awards were made to NEOs under the 2019 PPCP in 2020. For more information about the 2019 PPCP targets and Company performance, see the disclosure in the “Pay for Performance Compensation Program” section of the CD&A in the Company’s proxy statement for the 2020 annual meeting of stockholders, which was filed on May 8, 2020, and which disclosure is incorporated herein by reference.

Given the Company’s 2019 performance and spending and revenue expectations for 2020, the Compensation and Human Capital Management Committee did not establish a PPCP for 2020, which means that our NEOs will not receive equity awards or cash bonuses under the PPCP in 2021 for 2020 performance.

Annual Discretionary Incentive Bonuses

When evaluating whether to pay discretionary incentive bonuses to any of the NEOs, the Compensation and Human Capital Management Committee typically reviews the Company’s performance and each NEO’s performance using factors such as leadership qualities, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance stockholder value. No pre-established formula is followed or set by the Compensation and Human Capital Management for determining whether and the extent to which any NEO would receive a discretionary incentive bonus in 2020 for 2019 performance.

Despite positive individual performance by all NEOs during 2019, no discretionary incentive bonuses for 2019 performance were awarded to Drs. Kibarian and Michaels or Mrs. Russell in 2020 due to the fact that no general merit bonuses were paid to non-executive employees in 2020 for 2019 performance. The amount of cash bonuses paid to our NEOs in 2020 is set forth in the “Summary Compensation Table” below.

Annual Discretionary Long-Term Equity Incentive Awards

In determining whether annual discretionary long-term equity incentive awards will be granted to our NEOs and the size of any such equity incentive awards, the Compensation and Human Capital Management Committee generally considers a number of factors, including, but not limited to, the relative job scope of the executive officer, the value of his existing long-term equity incentive awards, the NEO’s individual, and the Company’s, performance history, prior contributions to the Company, the size of prior equity incentive awards, and the peer data as described above. Based on some or all of these factors, the Committee determines in its discretion the total annual discretionary long-term equity incentive awards that it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

Despite positive individual performance by all NEOs during 2019, no discretionary incentive equity for 2019 performance were awarded in 2020 to any NEO due to the Company’s results for 2019 and, with respect to Drs. Kibarian and Michaels particularly, their significant ownership in the Company from their history as founders of the Company and their corresponding, existing alignment with stockholders in general, as well as a desire on the part of both NEOs to reserve the stock pool for other purposes, such as awards to other employees and consultants.

Compensation of Dr. Kibarian and Current and Former Chief Financial Officers

Our Chief Executive Officer and President, Dr. Kibarian, is also a co-founder of the Company. As of April 16, 2021, Dr. Kibarian owned 6.80% of the Company’s common stock. Given his significant equity stake, Dr. Kibarian’s interests are strongly aligned with our other stockholders and, accordingly, he has a strong incentive to manage the Company from the perspective of an owner. As such, Dr. Kibarian has requested that, instead of using the limited shares available for issuance under the Company’s stock plans to further increase his ownership interest, the Compensation and Human Capital Management Committee should use such shares for awards for other employees of the Company, in the Committee’s sole discretion, to further the Company’s ability to provide appropriate incentives aimed at motivating and retaining such employees and the creation of further long-term stockholder value. Dr. Kibarian has generally requested that the Committee not use cash to increase his salary or award him discretionary bonuses and conserve cash for other purposes, including funding the business and compensating other employees. Consequently, Dr. Kibarian has not received an increase in his base salary or an annual cash bonus opportunity since 2015. No incentive cash bonus or long-term equity incentive award was granted to Dr. Kibarian in 2020. The base salary paid to Dr. Kibarian is set forth in the “Summary Compensation Table” below.

When preparing the compensation package for Mr. Raza, the Compensation and Human Capital Management Committee considered the Radford benchmark study for Chief Financial Officers in the Bay Area, California, and compared the data to the incumbent Chief Financial Officer's compensation package and also considered his expected duties and responsibilities.  Pursuant to the employment agreement that he entered into with the Company on January 23, 2020, Mr. Raza receives an annual base salary of $310,000 and is eligible to participate in the Company-sponsored Annual Discretionary Incentive Bonuses program with a first-year, guaranteed minimum bonus of $77,500 (prorated for the partial period). Mr. Raza is also eligible to participate in the Company-sponsored Pay for Performance Compensation Program based on the specific goals set by the Compensation and Human Capital Management Committee. In addition, Mr. Raza received 120,000 restricted stock units (“RSUs”), which vested as to 25% of the total RSUs on December 31, 2020, 12.5% of the total RSUs will vest on August 1, 2021, and 12.5% of the total RSUs will vest every six (6) months thereafter until fully vested, subject to continued service through each applicable vesting date. The employment agreement with Mr. Raza also provides for certain payments and benefits in the event of a qualifying termination of employment. For a description of these provisions, see the section of this Proxy Statement titled “Severance and Change in Control Arrangements.”

On March 9, 2020, the Company entered into an amended and restated offer letter agreement with Mrs. Russell, pursuant to which all severance upon a change of control present in her original offer letter was eliminated and she continued to be employed by the Company as an Executive Financial Advisor from March 11, 2020, through August 2, 2020. As an Executive Financial Advisor, Mrs. Russell received her regular annual base salary through March 31, 2020, and $160 per hour worked thereafter on an as needed basis through the end date of the amended and restated agreement. The compensation paid to Mrs. Russell in 2020 is set forth in the “Summary Compensation Table” below.

Share Ownership Guidelines

Each NEO is required to own shares of our common stock as follows, provided that NEOs appointed after October 6, 2011 (the date the guidelines were adopted by our Compensation and Human Capital Management Committee and Board) have five years from the date of hire or appointment to attain such ownership levels:

●	Our CEO must own shares equal to six (6) times such executive’s annual base salary.
●	All NEOs other than our CEO must own shares equal to two (2) times such executive’s annual base salary.

For purposes of these guidelines, a NEO’s share ownership includes all shares of the Company’s common stock owned by such NEO outright or held in trust for such executive and his or her immediate family, but not a NEO’s unvested or unexercised equity (i.e. unvested restricted stock units or outstanding stock options). The value of the shares will be measured as the greater of the then-current market price or the closing price of the Company’s common stock on the acquisition date. All of our NEOs currently serving in executive positions meet the ownership requirements or still have time remaining to satisfy the requirements. The equity owned by each of our NEOs as of April 16, 2021, is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table above.

Prohibition against Certain Equity Transactions

Our Insider Trading and Disclosure Policy prohibits our NEOs, employees, directors, consultants, advisors, and contractors (as well as members of their immediate families and households, and family trusts (or similar entities) controlled by or benefiting such persons) from engaging in any short sale, “sale against the box,” or any equivalent hedging transaction involving the Company’s stock (or the stock of any of the Company’s business partners in any of the situations described above). A short sale involves selling shares that a person does not own at a specified price with the expectation that the price will go down so that such person can buy the shares at a lower price before such person has to deliver them. Many hedging transactions such as “cashless” collars, forward sales, equity swaps and other similar or related arrangements may indirectly involve a short sale, and the Company’s Insider Trading Compliance Officer will assess any such proposed transactions and determine whether such proposed transactions would violate the Insider Trading and Disclosure Policy. In addition, a person may not engage in a “hedging” transaction if the person is trading in Company stock pursuant to a “blind trust” or a Rule 10b5-1(c) trading program. The Company also recommends that a person not margin or pledge the Company stock to secure a loan and that a person not purchase Company stock “on margin” (that is, borrow funds to purchase stock, including in connection with exercising any Company stock options).

Other Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1.0 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation and Human Capital Management Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation and Human Capital Management Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining our executive officers.

In addition to Section 162(m), Sections 280G and 4999 of the Code provide that executive officers, persons who hold significant equity interests and certain other highly-compensated service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Further, Section 409A of the Code imposes certain additional taxes on service providers who enter into certain deferred compensation arrangements that do not comply with the requirements of Section 409A. We have not agreed to pay any NEO a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A.

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 ASC requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and restricted stock awards, based on the grant effective date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

The Compensation and Human Capital Management Committee also considers the accounting consequences to the Company of different compensation decisions and the impact of certain arrangements on stockholder dilution. However, neither of these factors by themselves will compel a particular compensation decision.

COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE REPORT

The Compensation and Human Capital Management Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis contained in this Proxy Statement, or the CD&A, with management. Based on this review and discussion, the Compensation and Human Capital Management Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2020.

THE COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.:

Marco Iansiti, Chair
Michael Gustafson
April 21, 2021	Shuo Zhang

The information contained in the Compensation and Human Capital Management Committee Report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act and, notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Human Capital Management Committee Report shall not be deemed to be incorporated by reference into any such filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation and Human Capital Management Committee of the Board of Directors currently consists of Marco Iansiti (Chair), Michael Gustafson, and Shuo Zhang. No member of the Compensation and Human Capital Management Committee of the Company is, or has been, an officer of the Company or has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K, and no executive officer of the Company, has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation and Human Capital Management Committee during 2020.

SUMMARY COMPENSATION TABLE

The following table presents the compensation paid to and earned by our Named Executive Officers in the two years ended December 31, 2020.

Name & Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(2)		Total ($)
John K. Kibarian	2020	400,000		—		—	—	—	405		400,405
Chief Executive Officer,	2019	400,000		—		—	—	—	405		400,405
President and Director

Adnan Raza	2020	288,936		72,234	(4)	1,891,200	—	—	15,490	(5)	2,195,626
Chief Financial Officer,
Executive Vice President, Finance(3)

Christine A. Russell	2020	82,500	(6)	—		—	—	—	176	(7)	82,676
Former Chief Financial Officer,	2019	330,000		—		852,000	336,968	—	283		330,263
Executive Vice President, Finance(6)

Kimon W. Michaels	2020	350,000		—		—	—	—	405		350,405
Executive Vice President,	2019	350,000		—		—	—	—	405		350,405
Products and Solutions and Director

(1)

The amounts reported in this column reflects the aggregate grant effective date fair value for financial statement reporting purposes for stock options and restricted stock unit awards granted in that fiscal year as determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not represent the actual economic value that may be realized by the Named Executive Officers. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to the Note to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year in which the award was granted titled “Stockholder’s Equity.”

(2)

The amounts reported in this column represent the dollar value of premiums for term life insurance paid by us on behalf of each Named Executive Officer during the years ended December 31, 2019, and 2020. There is no cash surrender value under these life insurance policies.

(3)	Mr. Raza joined the Company as an employee in January 2020 and became Chief Financial Officer on March 11, 2020.
(4) (5)	This amount represents a prorated first-year guaranteed minimum bonus earned in 2020 and paid in 2021. Includes fees paid to Mr. Raza as a consultant prior to his joining the Company as an employee.
(6)	Mrs. Russell became Chief Financial Officer in August 2018 and ceased to be the Chief Financial Officer on March 10, 2020.
(7)	Includes amount paid to Mrs. Russell as financial advisor after she ceased to be the Chief Financial officer on March 10, 2020.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2020

The following table presents the outstanding equity awards of each of our Named Executive Officers as of December 31, 2020.

Name	Compensation and Human Capital Management Committee Approval Date	Grant Effective Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
John K. Kibarian	—	—	—	—	—	—	—		—
Adnan Raza	01/28/2020	02/01/2020	—	—	—	—	90,000	(1)	1,418,400
Christine A. Russell	—	—	—	—	—	—	—		—
Kimon W. Michaels	—	—	—	—	—	—	—		—

(1)	25% of the total shares vested on December 31, 2020, and vest 12.5% on August 1, 2021 and 12.5% shall vest every six months thereafter until fully vested.

OPTIONS EXCERCISED AND STOCK VESTED IN 2020

The following table presents the options exercised by our Named Executive Officers in 2020 and restricted stock units held by our Named Executive Officers that vested in 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John K. Kibarian	—	—	—	—
Adnan Raza	—	—	30,000	648,000
Christine Russell	40,000	788,600	20,000	403,400
Kimon W. Michaels	—	—	—	—

(1)

The values of the vested awards were determined based on the number of shares that vested multiplied by the per share closing sale price on the Nasdaq Global Market reported for the applicable vesting date.

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for the Named Executive Officers during 2020.

Non-qualified Deferred Compensation

We did not maintain any non-qualified defined contribution or other deferred compensation plans or arrangements for the Named Executive Officers during 2020.

Severance and Change-in-Control Arrangements

2011 Stock Incentive Plan

The Company’s 2011 Stock Incentive Plan (as amended and restated, the “2011 Stock Plan”) provides that in the event of a change in control, all outstanding awards granted under the 2011 Stock Plan shall be subject to the applicable agreement of merger or reorganization and that such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration. Additionally, under the 2011 Stock Plan, the administrator may determine, at the time of grant of an award or thereafter, that such award shall become vested and exercisable, in full or in part, in the event that the Company is party to a change in control and a 2011 Stock Plan participant is terminated within a set time following such change in control.

Employment Agreement with Mr. Raza

Pursuant to the employment agreement entered into between the Company and Mr. Raza in January 2020 (“Mr. Raza’s Agreement”), in the event the Company terminates Mr. Raza’s employment at any time without Cause or as a result of his Disability (as such terms are defined in Mr. Raza’s Agreement), then, subject to entering into the Company’s standard release of liability (the “Release”), he will be entitled to all of the following:

(i)

vesting acceleration of his then outstanding and unvested stock options and restricted stock as if he provided continuous service to the Company for an additional six (6) months after the separation date effective as of the Release deadline date;

(ii)	severance equal to six (6) months of then-current annual base salary, paid in accordance with the Company's standard payroll procedures over a six-month period following the Release deadline date;
(iii)	an additional amount equal to fifty percent (50%) of each of the PPCP annual cash incentive bonus and annual Discretionary Bonus paid to him for the immediately preceding performance period; and
(iv)

the Company's portion of the health insurance premium paid just prior to termination to supplement his COBRA coverage from the last date on which he receives health care coverage as a Company employee until the earlier of: (1) the date the Company has paid for six (6) months of COBRA premiums; or (2) the date he becomes eligible to be covered under another employer's health coverage plan.

Mr. Raza’s Agreement also provides that if Mr. Raza’s employment is terminated without Cause or as a result of a Disability or he resigns with Good Reason, in each case, within 12 months following a Change in Control (as such terms are defined in Mr. Raza’s Agreement), then, subject to entering into the Release, Mr. Raza would be entitled to the following benefits:

(i)	his then outstanding and unvested stock options, RSUs, and any other forms of equity, would immediately vest and, if applicable, become exercisable, effective as of the date of signing the Release;
(ii)	twelve (12) months of his then-current annual base salary, paid in a single lump sum payment on the Company's first regular payroll date following the Release Deadline Date;
(iii)

an additional amount equal to fifty percent (50%) of his then-current base salary, paid in a single lump sum payment on the Company's first regular payroll date following the date of signing the Release Deadline Date; and,

(iv)

the Company’s portion of the health insurance premium paid just prior to termination to supplement COBRA coverage from the last date on which Mr. Raza receives health care coverage as a Company employee until the earlier of: (1) the date the Company has paid for twelve (12) months of COBRA premiums; or (2) the date he becomes eligible to be covered under another employer's health coverage plan.

Amended Offer Letter with Mrs. Russell

On March 9, 2020, the Company entered into an amended and restated offer letter agreement with Mrs. Russell, pursuant to which all severance upon a change of control present in her original offer letter was eliminated and she continued to be employed by the Company as an Executive Financial Advisor from March 11, 2020, through August 2, 2020. As an Executive Financial Advisor, Mrs. Russell received her regular annual base salary through March 31, 2020, and $160 per hour worked thereafter on an as needed basis through the end date of the amended and restated agreement. The compensation paid to Mrs. Russell in 2020 is set forth in the “Summary Compensation Table” above.

2020 CEO PAY RATIO DISCLOSURE

For 2020, our last completed fiscal year:

●	the median of the annual total compensation of all employees of our Company (other than Dr. Kibarian, our CEO) was $109,778; and
●	the annual total compensation of our CEO was $400,405.

Based on this information, for 2020, the ratio of the annual total compensation of Dr. Kibarian to the median of the annual total compensation of all employees was 3.65 to 1.

The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We describe the methodology and the material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all of our employees and to determine the annual total compensation of the “median employee” below. Due to the different methodologies and assumptions that are allowed to be utilized to determine the median employee, the pay ratio disclosures are not intended to facilitate a company-to-company comparison.

Determination Date and Measurement Period

We selected December 31, 2020, which is within the last three months of fiscal year 2020, as the date upon which we would identify our employees for purposes of determining the “median employee.” The compensation of such employees was then considered over a measurement period consisting of the 12-month period ended December 31, 2020.

Employee Population

We determined that, as of December 31, 2020, our employee population consisted of approximately 417 individuals working for PDF Solutions, Inc., and its consolidated subsidiaries.

Compensation Measure Utilized to Identify the Median Employee

To identify a new “median employee” from our employee population for 2020, we utilized a compensation measure consisting of base pay, including commissions, bonuses, and allowances (“Cash Compensation”). We annualized the compensation of permanent employees who were hired in 2020 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We also did not make any cost-of-living adjustments in identifying the “median employee.” We determined that annual equity awards, which are not widely distributed to our employees, do not reasonably reflect the annual compensation of our employees. Accordingly, annual equity awards were excluded from Cash Compensation. We converted all employee compensation, on a country-by-country basis, to U.S. dollars based on the applicable year-end exchange rate used by the Company in its financial reporting.

Description of the Median Employee

Using this methodology, we determined that the “median employee” was a full-time salaried employee located in China.

DIRECTOR COMPENSATION

Directors who are also employees of the Company are not compensated for serving on our Board of Directors. Information regarding the compensation otherwise received by our directors, who are also executive officers, is provided above. The Compensation and Human Capital Management Committee of the Board reviews director compensation periodically and recommends changes to the Board, when it deems them appropriate. The following table describes the cash and equity components of the director compensation program that was in effect for fiscal year 2020:

Compensation Element	Amount
Annual cash retainer	$36,000 for each non-employee director (1) $20,000 for lead independent director (1)
Annual equity award	Option to purchase 11,250 shares and 3,750 restricted stock units for each non-employee director (1)(2)(3)
Additional annual cash retainer and equity award for Chairperson of the Board	$30,000 plus an option to purchase 15,000 shares and 5,000 restricted stock units (1)(2)(3)
Additional annual cash retainer for Audit Committee	$12,000 (chair); $6,000 (member) (1)
Additional annual cash retainer for Compensation and Human Capital Management Committee	$10,000 (chair); $4,000 (member) (1)
Additional annual cash retainer for Nominating and Corporate Governance Committee	$5,000 (chair); $2,000 (member) (1)
New Director equity award (one-time)	Option or restricted stock units valued at $160.0K (1)(3)(4)

(1)

Above cash retainers are paid in four equal quarterly installments at the beginning of each calendar quarter. The Board, in its sole discretion, may change the mix between the amount of cash retainer and the amount of the initial and annual equity awards for any/all directors, as long as the total value of all together (using the grant date fair value of the stock awards) on an annualized basis equals the total amounts set forth herein. For the avoidance of doubt, in the event any amounts are paid in any currency other than U.S. dollars, the value shall be the U.S. dollar equivalent on the date of payment, using the local-currency to U.S. Dollar exchange rate (buying rate) as of the close of trading five business days prior to such payment as quoted by a top national bank (e.g., in the case of payment in China, the USD-RMB exchange rate (buying rate) quoted by the Bank of China). In the event any portion of the above equity awards is paid in cash, such cash amounts will be paid in equal installments consistent with the vesting schedule of the equity awards.

(2)

These stock options and restricted stock units are targeted to be awarded on or around May 15th of each year to each director who has served as a director to the Company for at least 90 days prior to the date such awards are approved. Options vest with respect to 1/4th of the total shares subject to the option on the grant date and 1/48th of the total shares monthly after the grant date until fully vested. Restricted stock units vest with respect to 1/4th of the total shares on the grant date and 1/4th of the total shares subject to such award every anniversary of the grant date thereafter until fully vested. 50% of these total awards are subject to the same performance goals set under the Company’s PPCP for the Company’s NEOs.

(3)

The Board, in its sole discretion, may award either stock options, restricted stock units or any combination thereof as long as the total number of shares subject to such awards each year is equal to (a) the total number of shares if our director compensation program provides for a number of shares, using a ratio of options to restricted stock units of 2 to 1; or (b) the dollar value if our director compensation program provides for a dollar value, using Black-Scholes for valuing options and the per share price for valuing restricted stock units, in each case using a per share price equal to the closing price on the last trading day prior to the date of the meeting to approve such award. In its sole discretion, the Board may elect to pay all or part of the annual equity award in the equivalent amount of cash (as set on the date of approval of any such awards).

(4)

These stock option and/or restricted stock unit awards granted are awarded at the time a new director is appointed or elected to the Board. These stock options will vest with respect to 1/48th of the total shares subject to the option on the grant date and each month thereafter until fully vested, and restricted stock unit award will vest with respect to 1/8th of the total shares subject to such award every 6 months after the grant date until fully vested.

Performance-Based Awards

Fifty percent (50%) of each non-employee director’s annual equity opportunity (a director’s “PPCP Compensation”) is subject to the achievement of the goals established under the PPCP for such performance period. Given the Company’s revenue performance in 2019 compared to 2018, in 2020, non-employee directors were eligible to receive only the 50% of their annual equity award that was not subject to the 2019 PPCP. Therefore, in July 2020, Messrs. Bronson, Gustafson, Iansiti, and Yin, and Ms. Erba, and Ms. Zhang were each awarded 4,688 restricted stock units, with grant effective dates of the first of the month following such approval. These awards were 25% vested upon issuance, as they are tied to the prior performance period, and the remaining 75% vests in equal installments on each annual anniversary of the grant effective date until fully vested. The aggregate fair value of these equity awards is set forth in the “Director Compensation” table below.  Given the Company’s 2019 performance and spending and revenue expectations for 2020, the Compensation and Human Capital Management Committee did not establish a PPCP for 2020, which means that in 2021 non-employee directors will be eligible to receive only the 50% of their annual equity award that is not subject to the PPCP.

Share Ownership Guidelines

Each non-employee director is required to own shares of our common stock having value equal to at least three times the non-employee director’s regular cash Board retainer. Non-employee directors will have five years from the date of election or appointment to attain such ownership levels. For purposes of these guidelines, a non-employee director’s share ownership includes all shares of the Company’s common stock owned by such non-employee director outright or held in trust for the non-employee director and his or her immediate family, but excludes a non-employee director’s unvested or unexercised equity (i.e. unvested restricted stock or stock unit awards or outstanding stock options). The value of shares is measured as the greater of the then current market price or the closing price of the Company’s common stock on the acquisition date. As of April 16, 2021, each non-employee director has satisfied the requirements or still has time remaining to meet the requirements.

Allocation of Awards Between Employees and Directors

Total options and restricted stock or stock unit awards grants to non-employee directors shall not exceed 8% of the total annual refresh/merit equity awards granted to employees and consultants (including grants to Named Executive Officers). If the above grants to the non-employee directors set forth in the director compensation program would otherwise exceed such limit, then all non-employee director grants shall automatically be adjusted down by an equal percentage to comply with this limitation.

Our non-employee directors received the following compensation during the year ended December 31, 2020:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Joseph R. Bronson	74,750	115,231	—	—	189,981
Nancy Erba	42,000	115,231	—	—	157,231
Michael B. Gustafson	46,000	115,231	—	—	161,231
Marco Iansiti	48,000	115,231	—	—	163,231
Gerald Z. Yin	40,000	115,231	—	—	155,231
Shuo Zhang	38,000	115,231	—	—	153,231

(1)

The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes for the restricted stock units granted in 2020 as determined in accordance with the FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not represent the actual value that may be realized by our non-employee directors. For information on the assumptions used in valuing these restricted stock units, refer to the Note to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for 2020 titled “Employee Benefits Plan.” The outstanding and unvested restricted stock units held by each non-employee director on December 31, 2020 were: Mr. Bronson (7,032); Ms. Erba (13,393); Mr. Gustafson (15,974); Prof. Iansiti (7,032); Dr. Yin (11,023); and Ms. Zhang (12,519).

(2)	Each non-employee director did not hold any outstanding stock options as of December 31, 2020.

We have entered into acceleration agreements (each, an “Acceleration Agreement”) with Mr. Bronson, Prof. Iansiti, Dr. Yin, Mr. Gustafson, Ms. Erba, and Ms. Zhang. Pursuant to each Acceleration Agreement all of the stock options to purchase shares of the Company’s common stock that have been granted or will be granted to each of the aforementioned directors will become vested and exercisable in full in the event of a change in control of the Company. Each of the acceleration agreements will generally remain in effect until terminated by the Company or, if earlier, the date a director ceases to provide services to the Company.

OTHER MATTERS

The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, the enclosed proxy will be voted in respect thereof as the proxy holders deem advisable.

It is important that the enclosed proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the enclosed proxy card in the enclosed envelope or access the proxy materials online, indicate your choices and submit them on the Internet.

By Order of the Board of Directors,

PETER COHN
Secretary

Santa Clara, California
April 28, 2021

APPENDIX A

PDF SOLUTIONS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.     PURPOSE.

The purpose of this 2021 Employee Stock Purchase Plan is to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

SECTION 2.     DEFINITIONS.

2.1     "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.2    "Board" means the Board of Directors of the Company.

2.3     "Change in Control" means an event in which the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the jurisdiction in which the Company is incorporated, a merger or consolidation with a wholly- owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated.

2.4     "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.5     "Committee" shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Plan shall be administered by the Compensation and Human Capital Management Committee of the Board.

2.6     "Common Stock" means the common stock of the Company.

2.7     "Company" means PDF Solutions, Inc.

2.8     "Compensation" means a Participant's regular wages. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.9     "Eligible Employee" means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), or (b) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), or (3) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion).

2.10     "Employee" means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.11     "Employer" or "Employers" means any one or all of the Company, and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

2.12     "Enrollment Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

2.13     "Grant Date" means any date on which a Participant is granted an option under the Plan.

2.14     "Participant" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

2.15     "Plan" means the PDF Solutions, Inc. 2021 Employee Stock Purchase Plan, as set forth in this document and as hereafter amended from time to time.

2.16     "Purchase Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.17     "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3.     SHARES SUBJECT TO THE PLAN.

3.1     Number Available. A maximum of 1,000,000 shares of Common Stock shall be available for issuance pursuant to the Plan.

3.2     Adjustments. In the event of any reorganization, recapitalization, stock split, subdivision of the outstanding shares, reverse stock split, stock dividend, declaration of a dividend payable in a form other than shares in an amount that will have a material effective on the shares, combination or consolidation of shares, merger, consolidation, offering of rights, spin-off or other similar change in the capital structure of the Company, the Board shall make appropriate adjustments in the number, kind and purchase price of the shares or securities available for purchase under the Plan and in the maximum number of shares or kind of securities subject to and purchase price for any option under the Plan.

SECTION 4.     ENROLLMENT.

4.1     Participation. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires. Any Participant whose option has not expired and who has not withdrawn from the Plan automatically will be deemed to be un-enrolled from the Participant's current option and be enrolled as of a subsequent Enrollment Date if the price per Share on such subsequent Enrollment Date is lower than the price per Share on the Enrollment Date relating to the Participant's current option.

4.2     Payroll Withholding. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 10% (or such lesser, or greater, percentage that the Committee may establish from time to time for all options to be granted on any Enrollment Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

SECTION 5.     OPTIONS TO PURCHASE COMMON STOCK.

5.1     Grant of Option. On each Enrollment Date on which the Participant enrolls or re- enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

5.2     Duration of Option. Each option granted under the Plan shall expire upon the conclusion of the option's offering period which will end on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

5.3     Number of Shares Subject to Option. The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5.4     Other Terms and Conditions. Each option shall be subject to the following additional terms and conditions:

(a)     payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

(b)     purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

(c)     the price per share under the option will be determined as provided in Section 6.1; and

(d)     the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

SECTION 6.     PURCHASE OF SHARES.

6.1     Exercise of Option. Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant's account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

(a)     the closing price per Share on the Nasdaq National Market System on the Grant Date for such option (or, if the Grant Date is a non-trading day on the Nasdaq National Market, then the closing price on the prior Nasdaq trading day); or

(b)     the closing price per Share on the Nasdaq National Market System on the Purchase Date.

6.2     Delivery of Shares. As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

6.3     Exhaustion of Shares. If at any time the shares available under the Plan are over- enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up," with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

6.4     Limitation on Shares.

(a)     Notwithstanding the above, the maximum number of shares a Participant may purchase on any Purchase Date shall be twelve thousand five hundred (12,500) Shares.

(b)     Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted rights to purchase shares under this Plan which permits the Participant’s rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the fair market value of such shares (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

SECTION 7.     WITHDRAWAL.

7.1     Withdrawal. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).

SECTION 8.     CESSATION OF PARTICIPATION.

8.1     Termination of Status as Eligible Employee. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).

8.2     Leave of Absence or Temporarily Out of Continuous Employment. Any Participant who is (y) on a leave of absence approved by the Participant’s employer, or (z) otherwise temporarily not an Eligible Employee even though the Participant is still an employee of the Company or a Subsidiary (the date of any such event is referred to herein as the “Transition Date”), shall continue to be a Participant for a period the longer of (i) three (3) months after such Transition Date or so long as the Participant's right to reemployment with his or her employer is guaranteed either by statute or applicable laws. If the Participant does not return from his or her leave of absence or otherwise become an Eligible Employee again by the date that is three (3) months from the Transition Date, his or her employment relationship will be deemed to have terminated, and his or her election to participate in the Plan shall be deemed to have been cancelled on the first (1st) day following such three (3) month period after the Transition Date, unless the Participant’s right to reemployment with his or her employer is guaranteed either by statute or applicable laws, in which case his or her election to participate in the Plan shall be deemed to have been cancelled on the first (1st) day after the date that the Participant’s right to reemployment with his or her employer is no longer guaranteed either by statute or applicable laws.

SECTION 9.     DESIGNATION OF BENEFICIARY.

9.1     Designation. Each Participant may, pursuant to such uniform and nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

9.2     Changes. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

9.3     Failed Designations. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her estate.

SECTION 10.     CHANGE IN CONTROL.

In the event of a Change in Control, all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such Change in Control (such date shall be considered herein a “Purchase Date”) by causing all amounts credited to each Participant’s account to be applied to purchase as many shares pursuant to the Participant’s purchase rights, subject to the limitations of the Plan. The Company shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of a Change in Control and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of such Change in Control.

SECTION 11.     ADMINISTRATION.

11.1     Plan Administrator. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

11.2     Actions by Committee. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

11.3     Powers of Committee. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

(a)     To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

(b)     To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

(c)     To cause an account or accounts to be maintained for each Participant;

(d)     To determine the time or times when, and the number of shares for which, options shall be granted;

(e)     To establish and revise an accounting method or formula for the Plan;

(f)     To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

(g)     To determine the status and rights of Participants and their Beneficiaries or estates;

(h)     To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

(i)     To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

(j)     To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

(k)     To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

10.4     Decisions of Committee. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

10.5     Administrative Expenses. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

11.6     Eligibility to Participate. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

11.7     Indemnification. Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

SECTION 12.     AMENDMENT, TERMINATION, AND DURATION.

12.1     Amendment or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

12.2     Duration of the Plan. Subject to Section 12.1 (regarding the Board's right to amend or terminate the Plan), the Plan shall terminate on June 14, 2031.

SECTION 13.     GENERAL PROVISIONS.

13.1     Participation by Subsidiaries. One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and (b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

13.2     Inalienability. In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

13.3     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.4     Requirements of Law. The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

13.5     Compliance with Rule 16b-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

13.6     No Enlargement of Employment Rights. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

13.7     Apportionment of Costs and Duties. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

13.8     Construction and Applicable Law. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

13.9     Captions. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

PDF/SOLUTIONS™

VOTE

C123456789

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. Pacific Time, June 14, 2021.

Online
Go to **www.investorvote.com/PDFS** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PDFS

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2, 3, and 4.

1. Election of Directors:

	For	Against	Abstain
01 - Kimon W. Michaels, Ph.D.	☐	☐	☐
02 - Gerald Z. Yin, Ph.D.	☐	☐	☐
03 - Shuo Zhang	☐	☐	☐

And, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 498054

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03GDIC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PDFS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PDF Solutions, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 15, 2021

The undersigned stockholder of PDF Solutions, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints John K. Kibarian and Adnan Raza, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of PDF Solutions, Inc. to be held on Tuesday, June 15, 2021, at 3:00 p.m. PDT, at PDF Solutions, Inc., 2858 De La Cruz Boulevard, Santa Clara, CA 95050, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be held on Tuesday, June 15, 2021, at 3:00 p.m. You can view the proxy statement and our Annual Report to Stockholders for the year ended December 31, 2020, at http://www.edocumentview.com/PDFS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, AND 4 IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

PDF/SOLUTIONS™

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2, 3, and 4.

1. Election of Directors:

	For	Against	Abstain
01 - Kimon W. Michaels, Ph.D.	☐	☐	☐
02 - Gerald Z. Yin, Ph.D.	☐	☐	☐
03 - Shuo Zhang	☐	☐	☐

And, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 9 8 0 5 4

03GDJC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PDF Solutions, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 15, 2021

The undersigned stockholder of PDF Solutions, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints John K. Kibarian and Adnan Raza, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of PDF Solutions, Inc. to be held on Tuesday, June 15, 2021, at 3:00 p.m. PDT, at PDF Solutions, Inc., 2858 De La Cruz Boulevard, Santa Clara, CA 95050, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be held on Tuesday, June 15, 2021, at 3:00 p.m. You can view the proxy statement and our Annual Report to Stockholders for the year ended December 31, 2020, at http://www.edocumentview.com/PDFS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, AND 4 IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY.